Exhibit 99.15

Supplement to the
Estimates

Fiscal Year Ending March 31, 2014

Presented to the Legislative Assembly June 27, 2013

BRITISH

COLUMBIA

Supplement to the
Estimates

Fiscal Year Ending March 31, 2014

Presented to the Legislative Assembly June 27, 2013

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual
Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 - have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry
Of Finance and Corporate Relations, 1988-June 2001:
Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742        354.7110072’225        C82-089032-4

TABLE OF CONTENTS

Introduction	1

Summary Information
Consolidated Revenue Fund Summary - Operating	2
Consolidated Revenue Fund Summary - Capital	5
Operating Expenses by Standard Object	8

Special Offices, Ministries and Other Appropriations Operating Expenses
Legislation	10
Officers of the Legislature	12
Office of the Premier	16
Ministry of Aboriginal Relations and Reconciliation	18
Ministry of Advanced Education	20
Ministry of Agriculture	22
Ministry of Children and Family Development	24
Ministry of Community, Sport and Cultural Development	26
Ministry of Education	28
Ministry of Energy and Mines	30
Ministry of Environment	32
Ministry of Finance	34
Ministry of Forests, Lands and Natural Resource Operations	38
Ministry of Health	40
Ministry of International Trade	42
Ministry of Jobs, Tourism and Skills Training	44
Ministry of Justice	48
Ministry of Natural Gas Development	52
Ministry of Social Development and Social Innovation	54
Ministry of Technology, Innovation and Citizens’ Services	56
Ministry of Transportation and Infrastructure	58
Management of Public Funds and Debt	60
Other Appropriations	62

Explanatory Notes on the Group Account Classifications	73

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2012/13 Estimates. Each column thereafter provides 2013/14 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50   Base Salaries

51   Supplementary Salary Costs

52   Employee Benefits

54   Legislative Salaries and Indemnities

Operating Costs

55   Boards, Commissions and Courts - Fees and Expenses

57   Public Servant Travel

59   Centralized Management Support Services

60   Professional Services

63   Information Systems - Operating

65   Office and Business Expenses

67   Informational Advertising and Publications

68   Statutory Advertising and Publications

69   Utilities, Materials and Supplies

70   Operating Equipment and Vehicles

72   Non-Capital Roads and Bridges

73   Amortization

75   Building Occupancy Charges

Government Transfers

77   Transfers - Grants

79   Transfers - Entitlements

80   Transfers - Shared Cost Arrangements

Other Expenses

81   Transfers Between Votes and Special Accounts

83   Interest on the Public Debt

85   Other Expenses

Internal Recoveries

86   Recoveries Between Votes and Special Accounts

88   Recoveries Within the Consolidated Revenue Fund

External Recoveries

89   Recoveries Within the Government Reporting Entity

90   Recoveries External to the Government Reporting Entity

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000)

	Total	Total						Total
	2012/13	Salaries	Total	Total	Total	Total	Total	2013/14
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislation
1 Legislation	69,271	45,462	11,813	—	18,769	(548)	—	75,496
Officers of the Legislature
2 Auditor General	15,752	12,138	3,932	—	—	—	—	16,070
3 Conflict of Interest Commissioner	480	339	171	—	—	—	—	510
4 Elections BC	8,134	4,113	4,094	—	3	—	—	8,210
5 Information and Privacy Commissioner	5,396	3,745	1,786	—	—	(3)	(2)	5,526
6 Merit Commissioner	1,024	694	345	—	—	—	—	1,039
7 Ombudsperson	5,372	4,715	1,691	—	—	(693)	(98)	5,615
8 Police Complaint Commissioner	2,996	1,983	1,041	—	—	—	—	3,024
9 Representative for Children and Youth	7,317	4,956	2,352	5	4	—	—	7,317
Total	46,471	32,683	15,412	5	7	(696)	(100)	47,311
Office of the Premier
10 Office of the Premier	9,008	7,909	1,466	521	300	(487)	(701)	9,008
Ministry of Aboriginal Relations and Reconciliation
11 Ministry Operations	34,977	19,994	6,382	6,171	2,474	(4)	(465)	34,552
12 Treaty and Other Agreements Funding	40,007	—	—	45,837	—	—	(2,751)	43,086
Special Account(s)	5,381	100	—	4,741	—	—	—	4,841
Total	80,365	20,094	6,382	56,749	2,474	(4)	(3,216)	82,479
Ministry of Advanced Education
13 Ministry Operations	1,956,338	19,261	7,205	1,961,163	266	(17,001)	(17,639)	1,953,255
Ministry of Agriculture
14 Ministry Operations	54,669	28,638	11,321	30,786	17,352	(8)	(21,387)	66,702
15 Agricultural Land Commission	1,974	2,031	877	—	1	(1)	(3)	2,905
Special Account(s)	18,500	—	1,250	—	17,251	—	(1)	18,500
Less: Transfer from Ministry Operations Vote	(7,000)	—	—	—	(8,800)	—	—	(8,800)
Total	68,143	30,669	13,448	30,786	25,804	(9)	(21,391)	79,307
Ministry of Children and Family Development
16 Ministry Operations	1,333,067	319,069	61,784	1,030,450	3,011	(2,518)	(66,757)	1,345,039
Ministry of Community, Sport and Cultural Development
17 Ministry Operations	297,926	18,268	10,282	307,627	24	(6,446)	(158,490)	171,265
Special Account(s)	10,642	—	—	4,200	6,442	—	—	10,642
Total	308,568	18,268	10,282	311,827	6,466	(6,446)	(158,490)	181,907
Ministry of Education
18 Ministry Operations	5,324,238	25,519	37,303	5,295,449	1,075	(645)	(29,352)	5,329,349
Special Account(s)	6,210	3,761	2,549	30,000	91	—	—	36,401
Total	5,330,448	29,280	39,852	5,325,449	1,166	(645)	(29,352)	5,365,750

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000) continued

	Total	Total						Total
	2012/13	Salaries	Total	Total	Total	Total	Total	2013/14
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Mines
19 Ministry Operations	34,435	14,468	3,465	—	1,298	(4)	(8)	19,219
Special Account(s)	14,947	270	30	4,730	—	—	—	5,030
Total	49,382	14,738	3,495	4,730	1,298	(4)	(8)	24,249
Ministry of Environment
20 Ministry Operations	99,486	70,098	38,644	4,057	10,299	(19,091)	(4,061)	99,946
21 Environmental Assessment Office	8,754	6,082	1,975	700	—	(1)	(2)	8,754
Special Account(s)	20,805	—	1,500	—	18,935	—	—	20,435
Total	129,045	76,180	42,119	4,757	29,234	(19,092)	(4,063)	129,135
Ministry of Finance
22 Ministry Operations	117,209	92,316	124,983	22,434	77,063	(15,769)	(186,148)	114,879
23 Gaming Policy and Enforcement	18,377	13,114	2,845	112,705	27	—	(108,872)	19,819
24 Public Service Agency	51,163	29,593	27,367	—	6,218	(11,301)	(1,070)	50,807
25 Benefits	1	468,447	2,830	350	10	(418,354)	(53,282)	1
Special Account(s)	4,201	4,015	3,734	—	45,883	(47,080)	(2,351)	4,201
Total	190,951	607,485	161,759	135,489	129,201	(492,504)	(351,723)	189,707
Ministry of Forests, Lands and Natural Resource Operations
26 Ministry Operations	379,094	234,408	131,064	9,449	55,071	(25,296)	(64,329)	340,367
27 Direct Fire	63,165	42,320	37,267	—	1	(1,801)	(14,622)	63,165
Special Account(s)	159,054	21,109	81,341	68,210	66,620	(5,801)	(73,668)	157,811
Total	601,313	297,837	249,672	77,659	121,692	(32,898)	(152,619)	561,343
Ministry of Health
28 Ministry Operations	16,030,229	113,515	166,009	16,537,216	2,613	(147,591)	(268,287)	16,403,475
Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
Total	16,177,479	113,515	166,009	16,537,216	149,863	(147,591)	(268,287)	16,550,725
Ministry of International Trade
29 Ministry Operations	37,206	8,812	10,095	19,024	58	(1,848)	(6)	36,135
Ministry of Jobs, Tourism and Skills Training
30 Ministry Operations	182,165	28,985	19,681	295,648	15,885	(15,113)	(163,629)	181,457
31 Labour Programs	15,100	34,866	6,323	50	402	(503)	(26,441)	14,697
Special Account(s)	500	—	—	500	—	—	—	500
Total	197,765	63,851	26,004	296,198	16,287	(15,616)	(190,070)	196,654

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000) continued

	Total	Total						Total
	2012/13	Salaries	Total	Total	Total	Total	Total	2013/14
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Justice
32 Attorney General Operations	370,132	263,326	78,172	93,244	11,890	(70,906)	(7,324)	368,402
33 Solicitor General Operations	611,843	203,842	45,304	455,083	3,293	(15,101)	(52,905)	639,516
34 Judiciary	67,041	60,737	7,167	179	26	—	—	68,109
35 Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
36 Independent Investigations Office	9,300	6,397	3,623	—	80	—	—	10,100
37 British Columbia Utilities Commission	1	3,564	3,110	—	1	—	(6,674)	1
38 Emergency Program Act	14,478	1,298	7,481	5,699	—	—	—	14,478
Special Account(s)	23,678	19,853	7,778	3,758	12,085	—	(19,796)	23,678
Less: Transfer from Ministry Operations Vote	(8,893)	—	—	—	(8,893)	—	—	(8,893)
Total	1,112,080	559,017	152,635	557,963	42,982	(86,007)	(86,699)	1,139,891
Ministry of Natural Gas Development
39 Ministry Operations	16,321	6,369	8,929	100	305	(3)	(6)	15,694
40 Housing	346,242	9,222	1,715	332,868	63	(1)	(1)	343,866
Special Account(s)	10,000	—	—	12,000	—	—	—	12,000
Total	372,563	15,591	10,644	344,968	368	(4)	(7)	371,560
Ministry of Social Development and Social Innovation
41 Ministry Operations	2,456,780	127,515	32,806	2,633,506	20,345	(15,639)	(311,318)	2,487,215
Ministry of Technology, Innovation and Citizens’ Services
42 Ministry Operations	65,529	49,019	20,057	13,465	2,700	(8,959)	(10,992)	65,290
43 Shared Services BC	438,044	87,791	587,535	—	96,258	(167,437)	(171,146)	433,001
44 Government Communications and Public Engagement	36,147	27,656	11,107	—	588	(3,099)	(105)	36,147
Total	539,720	164,466	618,699	13,465	99,546	(179,495)	(182,243)	534,438
Ministry of Transportation and Infrastructure
45 Ministry Operations	816,063	118,143	1,729,881	236,605	1,315	(5)	(1,273,661)	812,278
Management of Public Funds and Debt
46 Management of Public Funds and Debt	1,287,491	—	—	—	2,354,232	—	(1,097,141)	1,257,091
OtherAppropriations
47 Contingencies (All Ministries) and New Programs	300,000	—	—	—	225,000	—	—	225,000
48 Capital Funding	1,061,586	—	—	992,535	—	—	—	992,535
49 Commissions on Collection of Public Funds	1	—	—	—	73,232	—	(73,231)	1
50 Allowances for Doubtful Revenue Accounts	1	—	—	—	186,163	—	(186,162)	1
51 Tax Transfers	1,091,405	—	—	835,000	—	—	—	835,000
52 Auditor General for Local Government	2,600	880	1,720	—	3	(1)	(2)	2,600
53 Environmental Appeal Board and Forest Appeals Commission	2,075	1,036	1,031	—	10	(1)	(1)	2,075
54 Forest Practices Board	3,815	2,417	1,398	—	4	(1)	(3)	3,815
Total	2,461,483	4,333	4,149	1,827,535	484,412	(3)	(259,399)	2,061,027
Overall Total	35,631,000	2,694,178	3,375,611	31,406,065	3,509,096	(1,019,060)	(4,474,890)	35,491,000
Adjusted Totals[1]		2,276,565	3,203,115	31,406,065	3,080,145	—	(4,474,890)

1 Amounts are net of adjustments to eliminate double counting. See page 8.

CONSOLIDATED REVENUE FUND SUMMARY - CAPITAL ($000)

	Total										Total
	2012/13					Furniture				Roads,	2013/14
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account	Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Legislation
1 Legislation	4,220	—	—	—	—	741	—	971	1,680	—	3,392
Officers of the Legislature
2 Auditor General	280	—	—	—	—	10	—	140	—	—	150
3 Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—
4 Elections BC	735	—	—	—	—	—	—	700	—	—	700
5 Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6 Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7 Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8 Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	25
9 Representative for Children and Youth	140	—	—	—	—	20	—	30	100	—	150
Total	1,315	—	—	—	—	47	—	1,013	100	—	1,160
Office of the Premier
10 Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11 Ministry Operations	391	—	—	—	—	1	—	—	—	—	1
12 Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	391	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education
13 Ministry Operations	896	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
14 Ministry Operations	290	—	—	—	212	3	—	140	—	—	355
15 Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	290	—	—	—	212	3	—	140	—	—	355
Ministry of Children and Family Development
16 Ministry Operations	277	—	—	—	202	28	1,122	—	—	—	1,352
Ministry of Community, Sport and Cultural Development
17 Ministry Operations	884	—	—	—	—	2	—	891	—	—	893
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	884	—	—	—	—	2	—	891	—	—	893
Ministry of Education
18 Ministry Operations	978	—	—	—	—	2	—	950	—	—	952
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	978	—	—	—	—	2	—	950	—	—	952

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000) continued

	Total										Total
	2012/13					Furniture				Roads,	2013/14
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account	Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Energy and Mines
19 Ministry Operations	228	—	—	—	—	—	284	—	—	—	284
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	228	—	—	—	—	—	284	—	—	—	284
Ministry of Environment
20 Ministry Operations	17,415	—	13,980	—	992	10	3,245	—	—	—	18,227
21 Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
Total	17,815	—	14,380	—	992	10	3,245	—	—	—	18,627
Ministry of Finance
22 Ministry Operations	9,655	—	—	—	—	15	84	7,896	—	—	7,995
23 Gaming Policy and Enforcement	750	—	—	—	—	—	—	23	—	—	23
24 Public Service Agency	—	—	—	—	—	—	—	—	—	—	—
25 Benefits	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	10,405	—	—	—	—	15	84	7,919	—	—	8,018
Ministry of Forests, Lands and Natural Resource Operations
26 Ministry Operations	27,723	—	3,864	1,840	1,513	18	6,612	3,105	—	13,000	29,952
27 Direct Fire	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	27,500	—	—	—	150	—	—	350	—	28,300	28,800
Total	55,223	—	3,864	1,840	1,663	18	6,612	3,455	—	41,300	58,752
Ministry of Health
28 Ministry Operations	16,614	—	—	—	—	30	—	2,389	225	—	2,644
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	16,614	—	—	—	—	30	—	2,389	225	—	2,644
Ministry of International Trade
29 Ministry Operations	—	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training
30 Ministry Operations	3,103	—	—	21,920	—	1	23	—	—	—	21,944
31 Labour Programs	173	—	—	—	—	3	—	105	—	—	108
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	3,276	—	—	21,920	—	4	23	105	—	—	22,052

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000) continued

	Total										Total
	2012/13					Furniture				Roads,	2013/14
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account	Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Justice
32 Attorney General Operations	5,091	—	—	—	5,333	32	334	337	—	—	6,036
33 Solicitor General Operations	4,759	—	—	—	3,488	23	271	7,564	—	—	11,346
34 Judiciary	590	—	—	—	—	65	—	700	—	—	765
35 Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
36 Independent Investigations Office	1,882	—	—	—	—	—	—	388	—	—	388
37 British Columbia Utilities Commission	20	—	—	—	—	—	—	10	—	—	10
38 Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	540	—	—	—	—	—	—	382	—	—	382
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	12,882	—	—	—	8,821	120	605	9,381	—	—	18,927
Ministry of Natural Gas Development
39 Ministry Operations	27,190	—	—	—	—	1	—	66	—	27,000	27,067
40 Housing	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	27,190	—	—	—	—	1	—	66	—	27,000	27,067
Ministry of Social Development and Social Innovation
41 Ministry Operations	32,538	—	—	—	—	128	43	38,950	500	—	39,621
Ministry of Technology, Innovation and Citizens’ Services
42 Ministry Operations	1,616	—	—	—	—	—	—	—	—	—	—
43 Shared Services BC	166,114	—	—	63,534	—	211	—	54,802	7,325	—	125,872
44 Government Communications and Public Engagement	1,875	—	—	—	—	—	—	467	—	—	467
Total	169,605	—	—	63,534	—	211	—	55,269	7,325	—	126,339
Ministry of Transportation and Infrastructure
45 Ministry Operations	4,239	—	—	—	652	8	1,525	517	—	—	2,702
Management of Public Funds and Debt
46 Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
47 Contingencies (All Ministries) and New Programs	95,000	—	—	10,310	—	—	—	63,080	—	—	73,390
48 Capital Funding	—	—	—	—	—	—	—	—	—	—	—
49 Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
50 Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
51 Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
52 Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
53 Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
54 Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
Total	95,000	—	—	10,310	—	—	—	63,080	—	—	73,390
Overall Total	454,267	—	18,244	97,604	12,542	1,375	13,543	185,596	9,830	68,300	407,034

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	1,757,444	—	1,757,444
51	Supplementary Salary Costs	25,112	—	25,112
52	Employee Benefits	893,453	(417,613)[1]	475,840
54	Legislative Salaries and Indemnities	18,169	—	18,169
	Salaries and Benefits	2,694,178	(417,613)	2,276,565
55	Boards, Commissions, and Courts - Fees and Expenses	14,380	—	14,380
57	Public Servant Travel	54,561	—	54,561
59	Centralized Management Support Services	66,304	(66,304)[2]	—
60	Professional Services	506,050	(1,339)[3]	504,711
63	Information Systems - Operating	373,114	(70,107)[3]	303,007
65	Office and Business Expenses	83,755	(10,743)[3]	73,012
67	Informational Advertising and Publications	8,538	—	8,538
68	Statutory Advertising and Publications	2,556	—	2,556
69	Utilities, Materials and Supplies	782,109	—	782,109
70	Operating Equipment and Vehicles	86,418	—	86,418
72	Non-Capital Roads and Bridges	847,821	—	847,821
73	Amortization	248,645	—	248,645
75	Building Occupancy Charges	301,360	(24,003)[3]	277,357
	Operating Costs	3,375,611	(172,496)	3,203,115
77	Transfers - Grants	643,874	—	643,874
79	Transfers - Entitlements	20,060,775	—	20,060,775
80	Transfers - Shared Cost Arrangements	10,701,416	—	10,701,416
	Government Transfers	31,406,065	—	31,406,065
81	Transfer Between Votes and Special Accounts	199,616	(199,616)[4]	—
83	Interest on the Public Debt	1,248,328	—	1,248,328
85	Other Expenses	2,061,152	(229,335)[3]	1,831,817
	Other Expenses	3,509,096	(428,951)	3,080,145
86	Recoveries Between Votes and Special Accounts	(199,616)	199,616 [4]	—
88	Recoveries Within the Consolidated Revenue Fund	(819,444)	819,444 [5]	—
	Internal Recoveries	(1,019,060)	1,019,060	—
89	Recoveries Within the Government Reporting Entity	(1,930,271)	—	(1,930,271)
90	Recoveries External to the Government Reporting Entity	(2,544,619)	—	(2,544,619)
	External Recoveries	(4,474,890)	—	(4,474,890)
	Net Operating Expenses	35,491,000	—	35,491,000

1                   Recoveries from ministries by the Public Service Agency for employee benefits.

2                   Recoveries from ministries by the Office of the Premier, Finance, and Justice for centrally managed services such as legal services.

3                   Recoveries between ministries for other centralized services such as banking charges, workplace and technology services, professional services, and other corporate services.

4                   Transfers between special accounts and votes in Agriculture; Community, Sport and Cultural Development; Education; Environment; Forests, Lands and Natural Resource Operations; Health; and Justice.

5                   Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	69,271	17,650	567	12,061	15,184	45,462	—	291	—	1,096	2,571	2,563	7	317	2,552
Members’ Services	36,392	391	400	7,868	14,408	23,067	—	29	—	55	240	163	—	69	—
Caucus Support Services	6,940	5,095	—	1,230	—	6,325	—	—	—	—	—	870	—	—	—
Office of the Speaker	421	240	—	58	—	298	—	2	—	—	4	75	—	—	1
Clerk of the House	1,149	137	—	150	485	772	—	90	—	91	20	40	—	—	—
Clerk of the Committees	615	252	—	107	192	551	—	20	—	4	20	20	—	—	—
Legislative Operations	12,678	4,617	54	1,066	—	5,737	—	80	—	546	2,101	1,088	7	248	1,685
Sergeant-at-Arms	4,695	3,159	108	665	99	4,031	—	33	—	125	44	155	—	—	122
Hansard	4,154	2,362	—	580	—	2,942	—	29	—	270	56	116	—	—	492
Legislative Library	2,227	1,397	5	337	—	1,739	—	8	—	5	86	36	—	—	252

Total	69,271	17,650	567	12,061	15,184	45,462	—	291	—	1,096	2,571	2,563	7	317	2,552

LEGISLATION

($000)

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	25	—	1,500	891	11,813	—	—	—	—	—	—	18,769	18,769	—	(548)	(548)	—	—	—	75,496
Members’ Services	—	—	—	—	556	—	—	—	—	—	—	18,585	18,585	—	—	—	—	—	—	42,208
Caucus Support Services	—	—	—	—	870	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,195
Office of the Speaker	—	—	—	—	82	—	—	—	—	—	—	—	—	—	—	—	—	—	—	380
Clerk of the House	—	—	—	—	241	—	—	—	—	—	—	30	30	—	—	—	—	—	—	1,043
Clerk of the Committees	—	—	—	—	64	—	—	—	—	—	—	—	—	—	—	—	—	—	—	615
Legislative Operations	7	—	1,500	841	8,103	—	—	—	—	—	—	154	154	—	(548)	(548)	—	—	—	13,446
Sergeant-at-Arms	18	—	—	5	502	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,533
Hansard	—	—	—	45	1,008	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,950
Legislative Library	—	—	—	—	387	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,126

Total	25	—	1,500	891	11,813	—	—	—	—	—	—	18,769	18,769	—	(548)	(548)	—	—	—	75,496

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,752	9,287	325	2,266	260	12,138	—	433	—	1,306	454	807	—	—	—

Total	15,752	9,287	325	2,266	260	12,138	—	433	—	1,306	454	807	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	480	106	—	30	203	339	—	24	—	77	9	20	—	4	2

Total	480	106	—	30	203	339	—	24	—	77	9	20	—	4	2

VOTE 4 Elections BC

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	8,134	2,989	73	792	259	4,113	—	99	—	174	1,927	219	29	2	18

Total	8,134	2,989	73	792	259	4,113	—	99	—	174	1,927	219	29	2	18

VOTE 5 Information and Privacy Commissioner

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	5,396	2,825	6	655	259	3,745	—	67	—	729	97	113	25	18	16

Total	5,396	2,825	6	655	259	3,745	—	67	—	729	97	113	25	18	16

VOTE 6 Merit Commissioner

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,024	440	5	112	137	694	—	13	—	75	31	25	2	5	2

Total	1,024	440	5	112	137	694	—	13	—	75	31	25	2	5	2

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	12	—	207	713	3,932	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,070

Total	12	—	207	713	3,932	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,070

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	—	35	171	—	—	—	—	—	—	—	—	—	—	—	—	—	—	510

Total	—	—	—	35	171	—	—	—	—	—	—	—	—	—	—	—	—	—	—	510

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	614	1,011	4,094	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,210

Total	1	—	614	1,011	4,094	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,210

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	12	—	157	552	1,786	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	5,526

Total	12	—	157	552	1,786	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	5,526

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	54	138	345	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,039

Total	—	—	54	138	345	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,039

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	5,372	3,441	107	908	259	4,715	—	60	—	215	186	205	60	22	25

Total	5,372	3,441	107	908	259	4,715	—	60	—	215	186	205	60	22	25

VOTE 8 Police Complaint Commissioner

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	2,996	1,350	5	369	259	1,983	—	52	—	415	43	87	12	4	5

Total	2,996	1,350	5	369	259	1,983	—	52	—	415	43	87	12	4	5

VOTE 9 Representative for Children and Youth

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	7,317	3,725	—	963	268	4,956	—	206	—	499	448	391	—	—	26

Total	7,317	3,725	—	963	268	4,956	—	206	—	499	448	391	—	—	26

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	233	685	1,691	—	—	—	—	—	—	—	—	—	(693)	(693)	—	(98)	(98)	5,615

Total	—	—	233	685	1,691	—	—	—	—	—	—	—	—	—	(693)	(693)	—	(98)	(98)	5,615

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	93	330	1,041	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,024

Total	—	—	93	330	1,041	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,024

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	10	—	52	720	2,352	5	—	—	5	—	—	4	4	—	—	—	—	—	—	7,317

Total	10	—	52	720	2,352	5	—	—	5	—	—	4	4	—	—	—	—	—	—	7,317

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,456	1,971	1	480	—	2,452	—	73	8	30	60	474	—	—	1
Executive and Support Services	6,552	4,226	30	1,093	108	5,457	—	334	56	51	101	228	—	—	5
Premier’s Office	3,231	2,123	5	555	108	2,791	—	222	—	10	37	76	—	—	—
Executive Operations	3,321	2,103	25	538	—	2,666	—	112	56	41	64	152	—	—	5

Total	9,008	6,197	31	1,573	108	7,909	—	407	64	81	161	702	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	8	—	—	—	654	425	—	95	520	—	—	16	16	—	(486)	(486)	—	(700)	(700)	2,456
Executive and Support Services	25	—	12	—	812	1	—	—	1	—	—	284	284	—	(1)	(1)	(1)	—	(1)	6,552
Premier’s Office	1	—	2	—	348	—	—	—	—	—	—	92	92	—	—	—	—	—	—	3,231
Executive Operations	24	—	10	—	464	1	—	—	1	—	—	192	192	—	(1)	(1)	(1)	—	(1)	3,321

Total	33	—	12	—	1,466	426	—	95	521	—	—	300	300	—	(487)	(487)	(1)	(700)	(701)	9,008

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	13,708	8,023	39	1,926	—	9,988	—	970	1,532	151	71	654	—	—	—
Partnerships and Community Renewal	4,054	1,758	—	422	—	2,180	—	228	45	—	—	256	—	—	—
Strategic Initiatives	13,316	5,417	—	1,300	—	6,717	—	177	765	481	3	64	—	—	—
Executive and Support Services	3,899	837	—	220	52	1,109	35	113	15	—	381	202	—	—	8
Minister’s Office	582	256	—	81	52	389	—	85	—	—	—	13	—	—	—
Corporate Services	3,317	581	—	139	—	720	35	28	15	—	381	189	—	—	8

Total	34,977	16,035	39	3,868	52	19,994	35	1,488	2,357	632	455	1,176	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	40,007	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	40,007	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	3,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	2,151	81	—	19	—	100	—	—	—	—	—	—	—	—	—

Total	5,381	81	—	19	—	100	—	—	—	—	—	—	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,609	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(58)	(59)	13,537
Partnerships and Community Renewal	—	—	—	—	529	—	—	1,297	1,297	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	4,003
Strategic Initiatives	—	—	—	—	1,490	—	400	4,474	4,874	—	—	472	472	—	(1)	(1)	(1)	(401)	(402)	13,150
Executive and Support Services	—	—	—	—	754	—	—	—	—	—	—	2,002	2,002	—	(1)	(1)	(1)	(1)	(2)	3,862
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	95	95	—	—	—	—	—	—	582
Corporate Services	—	—	—	—	656	—	—	—	—	—	—	1,907	1,907	—	(1)	(1)	(1)	(1)	(2)	3,280

Total	—	—	230	1	6,382	—	400	5,771	6,171	—	—	2,474	2,474	—	(4)	(4)	(4)	(461)	(465)	34,552

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	45,837	45,837	—	—	—	—	—	—	—	—	(2,751)	(2,751)	43,086

Total	—	—	—	—	—	—	—	45,837	45,837	—	—	—	—	—	—	—	—	(2,751)	(2,751)	43,086

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	3,030	3,030	—	—	—	—	—	—	—	—	—	—	3,030
First Nations Clean Energy Business Fund special account	—	—	—	—	—	—	—	1,711	1,711	—	—	—	—	—	—	—	—	—	—	1,811

Total	—	—	—	—	—	—	—	4,741	4,741	—	—	—	—	—	—	—	—	—	—	4,841

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,867,129	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	68,994	4,203	—	1,009	—	5,212	—	33	—	95	12	644	—	—	—
Executive and Support Services	20,215	11,273	—	2,724	52	14,049	90	437	637	1,142	1,608	628	1,000	19	8
Minister’s Office	596	284	—	87	52	423	—	105	—	—	15	43	—	—	—
Corporate Services	19,619	10,989	—	2,637	—	13,626	90	332	637	1,142	1,593	585	1,000	19	8

Total	1,956,338	15,476	—	3,733	52	19,261	90	470	637	1,237	1,620	1,272	1,000	19	8

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,866,443	19,360	1,898,663	—	—	1	1	—	(17,000)	(17,000)	(1)	(17,118)	(17,119)	1,864,545
Student Services Programs	—	—	—	—	784	52,702	5,910	3,888	62,500	—	—	1	1	—	—	—	(1)	(1)	(2)	68,495
Executive and Support Services	9	—	843	—	6,421	—	—	—	—	—	—	264	264	—	(1)	(1)	(104)	(414)	(518)	20,215
Minister’s Office	—	—	2	—	165	—	—	—	—	—	—	8	8	—	—	—	—	—	—	596
Corporate Services	9	—	841	—	6,256	—	—	—	—	—	—	256	256	—	(1)	(1)	(104)	(414)	(518)	19,619

Total	9	—	843	—	7,205	65,562	1,872,353	23,248	1,961,163	—	—	266	266	—	(17,001)	(17,001)	(106)	(17,533)	(17,639)	1,953,255

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	12,531	11,400	21	2,737	—	14,158	—	482	150	2,575	30	625	—	—	681
Innovation and Industry Development	2,654	2,125	—	510	—	2,635	—	52	—	169	10	68	—	—	—
Agrifood Policy and Legislation	5,227	4,207	—	1,010	—	5,217	—	160	150	593	11	222	—	—	—
Plant and Animal Health	4,649	3,474	21	834	—	4,329	—	60	—	187	9	58	—	—	402
Growing Forward	1	1,594	—	383	—	1,977	—	210	—	1,626	—	277	—	—	279
Strategic Industry Partnerships	34,449	9,971	80	2,425	—	12,476	—	294	—	1,710	1,036	297	—	40	92
Food Protection	1,220	1,048	1	252	—	1,301	—	32	—	162	4	13	—	—	—
Sustainable Agriculture Management	4,301	2,900	29	696	—	3,625	—	112	—	493	47	84	—	—	91
Business Risk Management	28,928	6,023	50	1,477	—	7,550	—	150	—	1,055	985	200	—	40	1
BC Farm Industry Review Board	896	449	—	108	—	557	177	30	—	99	4	30	—	—	—
Executive and Support Services	6,793	1,110	—	285	52	1,447	—	137	295	456	35	588	—	—	—
Minister’s Office	503	230	—	74	52	356	—	87	—	—	9	14	—	—	—
Corporate Services	6,290	880	—	211	—	1,091	—	50	295	456	26	574	—	—	—

Total	54,669	22,930	101	5,555	52	28,638	177	943	445	4,840	1,105	1,540	—	40	773

VOTE 15 Agricultural Land Commission

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	1,974	1,638	—	393	—	2,031	311	62	—	193	192	50	—	16	6

Total	1,974	1,638	—	393	—	2,031	311	62	—	193	192	50	—	16	6

Special Account(s)

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	18,500	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	18,500	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	221	—	245	—	5,009	9,159	—	6,674	15,833	—	—	274	274	—	(3)	(3)	(4)	(10,826)	(10,830)	24,441
Innovation and Industry Development	—	—	—	—	299	6,500	—	497	6,997	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	9,929
Agrifood Policy and Legislation	100	—	—	—	1,236	2,600	—	—	2,600	—	—	1	1	—	(1)	(1)	(1)	(50)	(51)	9,002
Plant and Animal Health	110	—	245	—	1,071	—	—	580	580	—	—	1	1	—	(1)	(1)	(1)	(470)	(471)	5,509
Growing Forward	11	—	—	—	2,403	59	—	5,597	5,656	—	—	271	271	—	—	—	(1)	(10,305)	(10,306)	1
Strategic Industry Partnerships	212	—	260	—	3,941	13,823	—	1,130	14,953	8,800	—	4,999	13,799	—	(3)	(3)	(3)	(10,549)	(10,552)	34,614
Food Protection	16	—	18	—	245	—	—	576	576	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	2,120
Sustainable Agriculture Management	124	—	185	—	1,136	87	—	554	641	—	—	1	1	—	(1)	(1)	(1)	(235)	(236)	5,166
Business Risk Management	72	—	57	—	2,560	13,736	—	—	13,736	8,800	—	4,997	13,797	—	(1)	(1)	(1)	(10,313)	(10,314)	27,328
BC Farm Industry Review Board	—	—	1	—	341	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	896
Executive and Support Services	—	—	459	60	2,030	—	—	—	—	—	—	3,278	3,278	—	(1)	(1)	(1)	(2)	(3)	6,751
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	37	37	—	—	—	—	—	—	503
Corporate Services	—	—	459	60	1,920	—	—	—	—	—	—	3,241	3,241	—	(1)	(1)	(1)	(2)	(3)	6,248

Total	433	—	965	60	11,321	22,982	—	7,804	30,786	8,800	—	8,552	17,352	—	(8)	(8)	(9)	(21,378)	(21,387)	66,702

VOTE 15 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	28	—	19	—	877	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(2)	(3)	2,905

Total	28	—	19	—	877	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(2)	(3)	2,905

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	17,251	17,251	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	1,250	—	—	—	—	—	—	17,251	17,251	—	—	—	—	(1)	(1)	18,500

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development and Child Care Services	258,042	9,000	79	2,159	—	11,238	21	208	—	52	4,020	547	—	—	—
Services for Children and Youth with Special Needs	286,596	11,524	140	2,765	—	14,429	—	141	—	—	3	28	—	—	72
Child and Youth Mental Health Services	78,569	33,849	794	8,124	—	42,767	—	373	—	—	11	298	—	—	322
Child Safety, Family Support and Children in Care Services	498,932	93,577	1,601	22,509	—	117,687	—	1,260	9,417	—	—	53	—	7	—
Adoption Services	26,522	4,382	32	1,052	—	5,466	—	63	—	—	—	6	—	—	—
Youth Justice Services	46,390	30,482	1,081	7,371	—	38,934	—	384	—	—	36	186	—	—	1,240
Service Delivery Support	119,888	60,001	810	14,583	—	75,394	—	3,073	3,300	1,971	19,360	4,691	—	15	6
Executive and Support Services	18,128	10,445	132	2,525	52	13,154	—	323	17	102	368	694	—	—	—
Minister’s Office	596	329	—	98	52	479	—	56	—	—	8	7	—	—	—
Corporate Services	17,532	10,116	132	2,427	—	12,675	—	267	17	102	360	687	—	—	—

Total	1,333,067	253,260	4,669	61,088	52	319,069	21	5,825	12,734	2,125	23,798	6,503	—	22	1,640

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Childhood Development and Child Care Services	—	—	—	—	4,848	645	135,130	112,261	248,036	—	—	—	—	—	—	—	—	(1)	(1)	264,121
Services for Children and Youth with Special Needs	20	—	7	—	271	—	13,978	265,515	279,493	—	—	—	—	—	—	—	—	(1,865)	(1,865)	292,328
Child and Youth Mental Health Services	70	—	15	—	1,089	—	136	37,232	37,368	—	—	1	1	—	(2,518)	(2,518)	—	—	—	78,707
Child Safety, Family Support and Children in Care Services	55	—	—	—	10,792	—	37,080	379,207	416,287	—	—	680	680	—	—	—	—	(46,326)	(46,326)	499,120
Adoption Services	—	—	—	—	69	—	223	20,785	21,008	—	—	—	—	—	—	—	—	—	—	26,543
Youth Justice Services	164	—	65	—	2,075	—	319	22,681	23,000	—	—	2	2	—	—	—	—	(17,884)	(17,884)	46,127
Service Delivery Support	1,923	—	4,563	2,147	41,049	—	—	1,491	1,491	—	—	2,108	2,108	—	—	—	—	(1)	(1)	120,041
Executive and Support Services	10	—	—	77	1,591	—	—	3,767	3,767	—	—	220	220	—	—	—	—	(680)	(680)	18,052
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	39	39	—	—	—	—	—	—	589
Corporate Services	10	—	—	77	1,520	—	—	3,767	3,767	—	—	181	181	—	—	—	—	(680)	(680)	17,463

Total	2,242	—	4,650	2,224	61,784	645	186,866	842,939	1,030,450	—	—	3,011	3,011	—	(2,518)	(2,518)	—	(66,757)	(66,757)	1,345,039

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 17 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	249,865	6,518	66	1,562	—	8,146	1,241	144	580	1,093	332	422	—	2	4,400
Local Government Services and Transfers	243,781	4,423	57	1,061	—	5,541	—	112	524	910	10	113	—	2	—
University Endowment Lands	5,576	778	8	186	—	972	—	4	27	163	32	44	—	—	4,400
Assessment Services	1	923	1	221	—	1,145	1,241	25	20	20	290	263	—	—	—
Assessment Policy and Support	507	394	—	94	—	488	—	3	9	—	—	2	—	—	—
Integrated Policy, Legislation and Operations	2,811	2,122	2	509	—	2,633	—	49	—	—	24	51	—	—	—
Arts, Culture, Gaming Grants and Sport	27,180	2,152	6	516	—	2,674	54	131	13	279	60	230	—	—	1
Sport	17,230	828	4	198	—	1,030	—	38	5	38	8	145	—	—	1
Arts, Culture and BC Arts Council	9,949	1,324	2	318	—	1,644	54	93	8	241	52	85	—	—	—
Community Gaming Grants	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,904	3,794	40	929	52	4,815	—	149	34	49	232	313	—	—	7
Minister’s Office	580	295	—	90	52	437	—	95	—	—	6	9	—	—	—
Corporate Services	5,324	3,499	40	839	—	4,378	—	54	34	49	226	304	—	—	7

Total	297,926	14,586	114	3,516	52	18,268	1,295	473	627	1,421	648	1,016	—	2	4,408

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 17 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Local Government	56	—	88	—	8,358	58,106	1,123	57,435	116,664	—	—	—	—	(6,442)	(1)	(6,443)	(2,899)	(20,111)	(23,010)	103,715
Local Government Services and Transfers	—	—	81	—	1,752	58,106	1,123	51,115	110,344	—	—	—	—	—	(1)	(1)	—	(20,000)	(20,000)	97,636
University Endowment Lands	56	—	—	—	4,726	—	—	6,320	6,320	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,576
Assessment Services	—	—	7	—	1,866	—	—	—	—	—	—	—	—	—	—	—	(2,899)	(111)	(3,010)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	502
Integrated Policy, Legislation and Operations	—	—	25	—	149	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,779
Arts, Culture, Gaming Grants and Sport	—	—	18	—	786	162,540	—	16,557	179,097	—	—	1	1	—	(1)	(1)	(1)	(135,476)	(135,477)	47,080
Sport	—	—	9	—	244	5,309	—	14,807	20,116	—	—	—	—	—	(1)	(1)	(1)	(476)	(477)	20,912
Arts, Culture and BC Arts Council	—	—	9	—	542	22,231	—	1,750	23,981	—	—	—	—	—	—	—	—	—	—	26,167
Community Gaming Grants	—	—	—	—	—	135,000	—	—	135,000	—	—	1	1	—	—	—	—	(135,000)	(135,000)	1
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	16	—	182	7	989	—	—	—	—	—	—	23	23	—	(1)	(1)	(1)	—	(1)	5,825
Minister’s Office	3	—	—	—	113	—	—	—	—	—	—	23	23	—	—	—	—	—	—	573
Corporate Services	13	—	182	7	876	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	5,252

Total	72	—	313	7	10,282	220,646	1,123	85,858	307,627	—	—	24	24	(6,442)	(4)	(6,446)	(2,902)	(155,588)	(158,490)	171,265

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	2,500	—	1,700	4,200	6,442	—	—	6,442	—	—	—	—	—	—	10,642

MINISTRY OF EDUCATION

($000)

VOTE 18 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Education Programs	5,247,572	—	—	—	—	—	—	—	700	—	11,089	—	—	—	—
Learning Improvement Fund	30,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	46,666	20,507	9	4,951	52	25,519	13	1,208	622	6,750	6,207	2,840	773	802	24
Minister’s Office	565	311	—	94	52	457	—	70	—	—	6	7	—	—	—
Education and Corporate Services	46,101	20,196	9	4,857	—	25,062	13	1,138	622	6,750	6,201	2,833	773	802	24

Total	5,324,238	20,507	9	4,951	52	25,519	13	1,208	1,322	6,750	17,296	2,840	773	802	24

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	6,210	3,033	—	728	—	3,761	200	36	500	427	271	267	298	—	—

Total	6,210	3,033	—	728	—	3,761	200	36	500	427	271	267	298	—	—

MINISTRY OF EDUCATION

($000)

VOTE 18 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Education Programs	—	—	—	—	11,789	214,657	4,939,862	78,930	5,233,449	—	—	—	—	—	—	—	(5,350)	(16,304)	(21,654)	5,223,584
Learning Improvement Fund	—	—	—	—	—	—	60,000	—	60,000	—	—	—	—	—	—	—	—	—	—	60,000
Executive and Support Services	—	—	6,275	—	25,514	800	—	1,200	2,000	—	—	1,075	1,075	(1)	(644)	(645)	(961)	(6,737)	(7,698)	45,765
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	25	25	—	—	—	—	—	—	565
Education and Corporate Services	—	—	6,275	—	25,431	800	—	1,200	2,000	—	—	1,050	1,050	(1)	(644)	(645)	(961)	(6,737)	(7,698)	45,200

Total	—	—	6,275	—	37,303	215,457	4,999,862	80,130	5,295,449	—	—	1,075	1,075	(1)	(644)	(645)	(6,311)	(23,041)	(29,352)	5,329,349

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Children’s Education Fund special account	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	550	2,549	—	—	—	—	—	—	90	90	—	—	—	—	—	—	6,400

Total	—	—	—	550	2,549	—	30,000	—	30,000	1	—	90	91	—	—	—	—	—	—	36,401

MINISTRY OF ENERGY AND MINES

($000)

VOTE 19 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	11,171	7,267	—	1,744	—	9,011	—	527	—	473	106	168	—	—	64
Electricity and Alternative Energy	17,980	2,123	—	509	—	2,632	—	95	—	113	47	57	—	—	—
Executive and Support Services	5,284	2,205	20	548	52	2,825	23	135	427	65	323	106	—	—	—
Minister’s Office	538	291	—	89	52	432	—	47	—	—	9	15	—	—	—
Corporate Services	4,746	1,914	20	459	—	2,393	23	88	427	65	314	91	—	—	—

Total	34,435	11,595	20	2,801	52	14,468	23	757	427	651	476	331	—	—	64

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	14,947	218	—	52	—	270	—	5	—	20	—	5	—	—	—

Total	14,947	218	—	52	—	270	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 19 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Mines and Mineral Resources	299	—	374	—	2,011	—	—	—	—	—	—	37	37	—	(1)	(1)	(1)	(1)	(2)	11,056
Electricity and Alternative Energy	—	—	8	—	320	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,949
Executive and Support Services	—	—	49	6	1,134	—	—	—	—	—	—	1,261	1,261	—	(2)	(2)	(2)	(2)	(4)	5,214
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	29	29	—	(1)	(1)	(1)	(1)	(2)	529
Corporate Services	—	—	49	6	1,063	—	—	—	—	—	—	1,232	1,232	—	(1)	(1)	(1)	(1)	(2)	4,685

Total	299	—	431	6	3,465	—	—	—	—	—	—	1,298	1,298	—	(4)	(4)	(4)	(4)	(8)	19,219

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	4,730	4,730	—	—	—	—	—	—	—	—	—	—	5,030

Total	—	—	—	—	30	—	—	4,730	4,730	—	—	—	—	—	—	—	—	—	—	5,030

MINISTRY OF ENVIRONMENT

($000)

VOTE 20 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	6,954	16,723	294	4,114	—	21,131	—	813	—	1,103	198	768	—	—	381
Environmental Sustainability	19,083	9,894	42	2,375	—	12,311	—	653	—	3,595	303	286	—	—	700
BC Parks	31,422	11,758	131	2,883	—	14,772	—	614	—	350	100	400	—	18	6,906
Conservation Officer Service	16,714	9,987	45	2,453	—	12,485	—	624	—	336	220	332	—	—	630
Climate Action	3,523	2,828	—	678	—	3,506	—	94	—	653	47	90	—	—	10
Executive and Support Services	21,790	4,663	41	1,137	52	5,893	—	152	1,431	118	1,337	504	—	—	57
Minister’s Office	478	309	—	93	52	454	—	75	—	—	—	12	—	—	—
Corporate Services	21,312	4,354	41	1,044	—	5,439	—	77	1,431	118	1,337	492	—	—	57

Total	99,486	55,853	553	13,640	52	70,098	—	2,950	1,431	6,155	2,205	2,380	—	18	8,684

VOTE 21 Environmental Assessment Office

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	8,754	4,849	62	1,171	—	6,082	—	446	350	914	100	140	—	—	2

Total	8,754	4,849	62	1,171	—	6,082	—	446	350	914	100	140	—	—	2

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	500	—	—	—	—	—	—	—	—	1,500	—	—	—	—	—
Sustainable Environment Fund	20,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,805	—	—	—	—	—	—	—	—	1,500	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 20 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Environmental Protection	782	—	424	14	4,483	100	—	428	528	—	—	13	13	(17,630)	(1)	(17,631)	(1)	(199)	(200)	8,324
Environmental Sustainability	280	—	1,132	4	6,953	90	—	3,379	3,469	—	—	3	3	—	(151)	(151)	(25)	(3,477)	(3,502)	19,083
BC Parks	736	—	7,741	—	16,865	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(233)	(234)	31,422
Conservation Officer Service	1,283	—	911	—	4,336	—	—	—	—	—	—	15	15	—	(1)	(1)	(1)	(120)	(121)	16,714
Climate Action	—	—	10	—	904	—	—	—	—	—	—	169	169	(1,305)	(1)	(1,306)	(1)	(1)	(2)	3,271
Executive and Support Services	173	—	1,132	199	5,103	60	—	—	60	—	—	10,079	10,079	—	(1)	(1)	(1)	(1)	(2)	21,132
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	20	20	—	—	—	—	—	—	561
Corporate Services	173	—	1,132	199	5,016	60	—	—	60	—	—	10,059	10,059	—	(1)	(1)	(1)	(1)	(2)	20,571

Total	3,254	—	11,350	217	38,644	250	—	3,807	4,057	—	—	10,299	10,299	(18,935)	(156)	(19,091)	(30)	(4,031)	(4,061)	99,946

VOTE 21 Environmental Assessment Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Environmental Assessment Office	—	—	20	3	1,975	700	—	—	700	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,754

Total	—	—	20	3	1,975	700	—	—	700	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,754

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Park Enhancement Fund special account	—	—	—	—	1,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,500
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	18,935

Total	—	—	—	—	1,500	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	20,435

MINISTRY OF FINANCE

($000)

VOTE 22 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,738	4,986	57	1,196	—	6,239	—	35	72	152	118	87	—	86	—
Office of the Comptroller General	5,931	4,975	89	1,195	—	6,259	5	31	114	35	181	99	—	12	—
Treasury	1	6,295	46	1,561	—	7,902	—	49	180	840	3,519	815	—	—	—
Revenue Division	67,341	33,471	629	8,030	—	42,130	—	181	3,319	84,150	2,250	6,979	—	5	17
Policy and Legislation	5,015	11,933	68	2,864	—	14,865	101	429	1,216	2,420	845	1,058	—	2	—
Policy and Legislation	5,014	3,623	12	870	—	4,505	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1	8,310	56	1,994	—	10,360	101	304	475	2,292	826	611	—	1	—
Public Sector Employers’ Council Secretariat	16,640	1,646	6	395	—	2,047	—	60	65	25	78	51	—	—	—
Internal Audit and Advisory Services	2,407	2,562	—	615	—	3,177	—	54	2	30	28	19	—	—	—
Executive and Support Services	13,136	7,661	105	1,879	52	9,697	—	836	45	108	614	274	773	—	22
Minister’s Office	537	424	3	121	52	600	—	28	—	—	9	20	—	—	—
Corporate Services	12,599	7,237	102	1,758	—	9,097	—	808	45	108	605	254	773	—	22

Total	117,209	73,529	1,000	17,735	52	92,316	106	1,675	5,013	87,760	7,633	9,382	773	105	39

VOTE 23 Gaming Policy and Enforcement

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Gaming Policy and Enforcement	18,377	10,515	76	2,523	—	13,114	—	476	333	312	524	656	—	90	2
Gaming Policy and Enforcement Operations	18,376	10,515	76	2,523	—	13,114	—	476	333	312	524	656	—	90	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	18,377	10,515	76	2,523	—	13,114	—	476	333	312	524	656	—	90	2

VOTE 24 Public Service Agency

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Service Agency	51,163	23,626	213	5,754	—	29,593	—	905	186	2,701	20,048	2,033	350	—	—
Business Performance	22,901	2,033	22	488	—	2,543	—	76	55	30	19,534	109	—	—	—
Service Operations	8,608	7,576	73	1,818	—	9,467	—	164	—	29	58	139	—	—	—
Talent Management	14,079	9,801	109	2,352	—	12,262	—	398	—	996	247	1,451	350	—	—
Employee Relations	4,013	2,868	1	688	—	3,557	—	255	125	—	23	124	—	—	—
Corporate Services	1,562	1,348	8	408	—	1,764	—	12	6	1,646	186	210	—	—	—

Total	51,163	23,626	213	5,754	—	29,593	—	905	186	2,701	20,048	2,033	350	—	—

MINISTRY OF FINANCE

($000)

VOTE 22 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Treasury Board Staff	—	—	43	—	593	—	—	—	—	—	—	9	9	—	(125)	(125)	(1)	(6)	(7)	6,709
Office of the Comptroller General	—	—	101	—	578	—	—	—	—	—	—	1	1	—	(905)	(905)	(1)	(1)	(2)	5,931
Treasury	—	—	384	1	5,788	—	—	—	—	—	—	27,793	27,793	—	(10,743)	(10,743)	(1,135)	(29,604)	(30,739)	1
Revenue Division	330	—	10,235	10	107,476	3	400	7,537	7,940	—	—	48,216	48,216	—	(1,466)	(1,466)	(2)	(138,228)	(138,230)	66,066
Policy and Legislation	37	—	3	1,310	7,421	—	—	—	—	—	—	852	852	—	(1,165)	(1,165)	(1)	(16,997)	(16,998)	4,975
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	294	294	—	(1,165)	(1,165)	(1)	(150)	(151)	4,974
Financial Institutions Commission	7	—	3	1,310	5,930	—	—	—	—	—	—	558	558	—	—	—	—	(16,847)	(16,847)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	14,324	—	—	14,324	—	—	10	10	—	—	—	—	(20)	(20)	16,640
Internal Audit and Advisory Services	—	—	—	—	133	—	—	—	—	—	—	2	2	—	(755)	(755)	(149)	(1)	(150)	2,407
Executive and Support Services	12	—	31	—	2,715	170	—	—	170	—	—	180	180	—	(610)	(610)	(1)	(1)	(2)	12,150
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	24	24	—	—	—	—	—	—	681
Corporate Services	12	—	31	—	2,658	170	—	—	170	—	—	156	156	—	(610)	(610)	(1)	(1)	(2)	11,469

Total	379	—	10,797	1,321	124,983	14,497	400	7,537	22,434	—	—	77,063	77,063	—	(15,769)	(15,769)	(1,290)	(184,858)	(186,148)	114,879

VOTE 23 Gaming Policy and Enforcement

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Gaming Policy and Enforcement	8	—	444	—	2,845	10,000	—	102,705	112,705	—	—	27	27	—	—	—	—	(108,872)	(108,872)	19,819
Gaming Policy and Enforcement Operations	8	—	444	—	2,845	—	—	9,105	9,105	—	—	27	27	—	—	—	—	(5,273)	(5,273)	19,818
Distribution of Gaming Proceeds	—	—	—	—	—	10,000	—	93,600	103,600	—	—	—	—	—	—	—	—	(103,599)	(103,599)	1

Total	8	—	444	—	2,845	10,000	—	102,705	112,705	—	—	27	27	—	—	—	—	(108,872)	(108,872)	19,819

VOTE 24 Public Service Agency

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Public Service Agency	—	—	1,051	93	27,367	—	—	—	—	—	—	6,218	6,218	—	(11,301)	(11,301)	(913)	(157)	(1,070)	50,807
Business Performance	—	—	986	10	20,800	—	—	—	—	—	—	10	10	—	—	—	(913)	(151)	(1,064)	22,289
Service Operations	—	—	6	—	396	—	—	—	—	—	—	25	25	—	(410)	(410)	—	—	—	9,478
Talent Management	—	—	2	83	3,527	—	—	—	—	—	—	6,060	6,060	—	(8,550)	(8,550)	—	—	—	13,299
Employee Relations	—	—	—	—	527	—	—	—	—	—	—	3	3	—	(3)	(3)	—	(6)	(6)	4,078
Corporate Services	—	—	57	—	2,117	—	—	—	—	—	—	120	120	—	(2,338)	(2,338)	—	—	—	1,663

Total	—	—	1,051	93	27,367	—	—	—	—	—	—	6,218	6,218	—	(11,301)	(11,301)	(913)	(157)	(1,070)	50,807

MINISTRY OF FINANCE

($000)

VOTE 25 Benefits

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	6,174	—	462,273	—	468,447	—	172	1,750	681	37	190	—	—	—
Pension Contribution and Retirement Benefits	246,956	—	—	268,699	—	268,699	—	—	—	—	—	—	—	—	—
Employee Health Benefits	137,512	—	—	188,977	—	188,977	—	—	—	—	—	—	—	—	—
Other Benefits	4,750	—	—	3,115	—	3,115	—	—	1,750	—	—	—	—	—	—
Benefits Administration	7,428	6,174	—	1,482	—	7,656	—	172	—	681	37	190	—	—	—
Recoveries	(396,645)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	6,174	—	462,273	—	468,447	—	172	1,750	681	37	190	—	—	—

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,191	3,234	5	776	—	4,015	—	100	1,070	843	518	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,201	3,234	5	776	—	4,015	—	100	1,070	843	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 25 Benefits

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Benefits	—	—	—	—	2,830	—	—	350	350	—	—	10	10	—	(418,354)	(418,354)	(749)	(52,533)	(53,282)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	268,549
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(52,205)	(52,205)	136,772
Other Benefits	—	—	—	—	1,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,865
Benefits Administration	—	—	—	—	1,080	—	—	350	350	—	—	10	10	—	(741)	(741)	(749)	(178)	(927)	7,428
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(417,613)	(417,613)	—	—	—	(417,613)

Total	—	—	—	—	2,830	—	—	350	350	—	—	10	10	—	(418,354)	(418,354)	(749)	(52,533)	(53,282)	1

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Insurance and Risk Management Account	650	—	391	—	3,734	—	—	—	—	—	—	45,873	45,873	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,191
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	3,734	—	—	—	—	—	—	45,883	45,883	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,201

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 26 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	58,725	34,231	182	8,214	—	42,627	—	1,303	—	3,680	565	1,467	—	4	3,395
Resource Stewardship	102,211	18,470	130	4,432	—	23,032	—	953	—	38,363	258	1,077	—	7	3,757
Tenures, Competitiveness and Innovation	13,637	5,813	86	1,394	—	7,293	—	273	—	7,023	101	121	—	—	7
Timber Operations, Pricing and First Nations	23,889	6,025	44	1,446	—	7,515	—	269	—	504	30	64	—	—	20
Regional Operations	115,488	85,781	902	20,588	—	107,271	—	2,362	—	1,696	368	1,990	—	17	936
Executive and Support Services	65,144	37,319	321	8,978	52	46,670	—	520	4,436	423	6,611	1,600	—	—	842
Minister’s Office	834	264	—	82	52	398	—	102	—	—	17	25	—	—	—
Corporate Services	64,310	37,055	321	8,896	—	46,272	—	418	4,436	423	6,594	1,575	—	—	842

Total	379,094	187,639	1,665	45,052	52	234,408	—	5,680	4,436	51,689	7,933	6,319	—	28	8,957

VOTE 27 Direct Fire

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	63,165	30,704	4,247	7,369	—	42,320	—	1,261	1,000	5,788	145	577	—	149	7,882

Total	63,165	30,704	4,247	7,369	—	42,320	—	1,261	1,000	5,788	145	577	—	149	7,882

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	159,034	16,250	303	3,900	—	20,453	—	549	—	42,681	579	590	—	20	850
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	529	—	127	—	656	—	10	—	4,454	10	40	—	—	150

Total	159,054	16,779	303	4,027	—	21,109	—	559	—	47,135	589	630	—	20	1,000

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 26 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Integrated Resource Operations	1,019	—	786	606	12,825	—	—	4,966	4,966	—	—	27	27	—	(585)	(585)	(1)	(1,480)	(1,481)	58,379
Resource Stewardship	2,276	10	39	55	46,795	460	—	20	480	5,799	—	48,001	53,800	(100)	(493)	(593)	(1)	(56,560)	(56,561)	66,953
Tenures, Competitiveness and Innovation	18	—	5	—	7,548	10	—	1,620	1,630	—	—	—	—	—	(1)	(1)	(1)	(3,000)	(3,001)	13,469
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,449	—	—	81	81	—	—	—	—	(400)	(1)	(401)	(1)	(1)	(2)	23,642
Regional Operations	1,843	413	407	4	10,036	2,142	—	150	2,292	—	—	—	—	(1,484)	(535)	(2,019)	—	(2,803)	(2,803)	114,777
Executive and Support Services	5,815	—	16,684	480	37,411	—	—	—	—	1	—	1,243	1,244	(5,900)	(15,797)	(21,697)	(1)	(480)	(481)	63,147
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	145	145	—	—	—	—	—	—	687
Corporate Services	5,815	—	16,684	480	37,267	—	—	—	—	1	—	1,098	1,099	(5,900)	(15,797)	(21,697)	(1)	(480)	(481)	62,460

Total	11,057	10,422	23,398	1,145	131,064	2,612	—	6,837	9,449	5,800	—	49,271	55,071	(7,884)	(17,412)	(25,296)	(5)	(64,324)	(64,329)	340,367

VOTE 27 Direct Fire

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
Direct Fire	20,465	—	—	—	37,267	—	—	—	—	—	—	1	1	(1,800)	(1)	(1,801)	(1)	(14,621)	(14,622)	63,165

Total	20,465	—	—	—	37,267	—	—	—	—	—	—	1	1	(1,800)	(1)	(1,801)	(1)	(14,621)	(14,622)	63,165

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2013/14 Operating Expenses
BC Timber Sales Account	1,340	—	29,900	30	76,539	—	—	1	1	9,684	—	56,916	66,600	(5,800)	(1)	(5,801)	—	(1)	(1)	157,791
Crown Land special account	—	—	—	—	—	68,209	—	—	68,209	—	—	20	20	—	—	—	—	(68,209)	(68,209)	20
Forest Stand Management Fund	138	—	—	—	4,802	—	—	—	—	—	—	—	—	—	—	—	—	(5,458)	(5,458)	—

Total	1,478	—	29,900	30	81,341	68,209	—	1	68,210	9,684	—	56,936	66,620	(5,800)	(1)	(5,801)	—	(73,668)	(73,668)	157,811

MINISTRY OF HEALTH

($000)

VOTE 28 Ministry Operations

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	15,945,404	4,601	50	1,104	—	5,755	—	88	65	37,506	578	830	—	17	39
Regional Services	10,838,220	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	3,886,873	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,178,354	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	35,123	—	—	—	—	—	—	—	—	37,310	—	—	—	—	—
Vital Statistics	6,834	4,601	50	1,104	—	5,755	—	88	65	195	578	830	—	17	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	232,075	86,397	557	20,754	52	107,760	3,014	2,198	7,319	32,804	45,395	5,631	—	201	85
Minister’s Office	1,090	384	—	111	52	547	—	87	—	—	15	24	—	—	—
Stewardship and Corporate Services	230,985	86,013	557	20,643	—	107,213	3,014	2,111	7,319	32,804	45,380	5,607	—	201	85

Total	16,030,229	90,998	607	21,858	52	113,515	3,014	2,286	7,384	70,310	45,973	6,461	—	218	124

Special Account(s)

Description	Total 2012/13 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 28 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	300	13	39,442	6,852	10,662,820	5,864,697	16,534,369	—	—	231	231	—	(338)	(338)	(1)	(254,305)	(254,306)	16,325,153
Regional Services	—	—	—	—	1	6,852	10,662,820	521,891	11,191,563	—	—	—	—	—	—	—	(1)	(70,248)	(70,249)	11,121,315
Medical Services Plan	—	—	—	—	—	—	—	4,139,075	4,139,075	—	—	—	—	—	—	—	—	(157,000)	(157,000)	3,982,075
PharmaCare	—	—	—	—	—	—	—	1,203,731	1,203,731	—	—	1	1	—	—	—	—	(24,500)	(24,500)	1,179,232
Health Benefits Operations	—	—	—	—	37,310	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	35,560
Vital Statistics	6	—	300	13	2,131	—	—	—	—	—	—	230	230	—	(338)	(338)	—	(807)	(807)	6,971
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	29,160	715	126,567	32	604	2,211	2,847	—	—	2,382	2,382	—	(3)	(3)	(114)	(13,867)	(13,981)	225,572
Minister’s Office	—	—	—	—	126	—	—	—	—	—	—	41	41	—	—	—	—	—	—	714
Stewardship and Corporate Services	45	—	29,160	715	126,441	32	604	2,211	2,847	—	—	2,341	2,341	—	(3)	(3)	(114)	(13,867)	(13,981)	224,858

Total	51	—	29,460	728	166,009	6,884	10,663,424	5,866,908	16,537,216	—	—	2,613	2,613	(147,250)	(341)	(147,591)	(115)	(268,172)	(268,287)	16,403,475

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 29 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Trade and Investment Attraction	15,481	4,714	18	1,130	—	5,862	—	497	1,810	4,407	213	687	—	—	1
Competitiveness	1,583	805	40	193	—	1,038	—	40	—	70	50	30	—	—	—
Multiculturalism	625	421	30	101	—	552	35	20	10	55	15	141	—	—	—
Transfers to Crown Corporations and Agencies	17,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	17,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,717	1,039	—	269	52	1,360	—	135	—	10	75	90	—	—	—
Minister’s Office	—	312	—	94	52	458	—	75	—	—	10	15	—	—	—
Corporate Services	1,717	727	—	175	—	902	—	60	—	10	65	75	—	—	—

Total	37,206	6,979	88	1,693	52	8,812	35	692	1,820	4,542	353	948	—	—	1

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Trade and Investment Attraction	—	—	70	1,434	9,119	34	—	53	87	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	15,065
Competitiveness	—	—	200	—	390	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	—	(1)	1,428
Multiculturalism	—	—	—	—	276	—	—	1,637	1,637	—	—	7	7	—	(1,845)	(1,845)	(1)	(1)	(2)	625
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	17,300	17,300	—	—	—	—	—	—	—	—	—	—	17,300
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	17,300	17,300	—	—	—	—	—	—	—	—	—	—	17,300
Executive and Support Services	—	—	—	—	310	—	—	—	—	—	—	49	49	—	(1)	(1)	—	(1)	(1)	1,717
Minister’s Office	—	—	—	—	100	—	—	—	—	—	—	39	39	—	—	—	—	—	—	597
Corporate Services	—	—	—	—	210	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	1,120

Total	—	—	270	1,434	10,095	34	—	18,990	19,024	—	—	58	58	—	(1,848)	(1,848)	(3)	(3)	(6)	36,135

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 30 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Immigration Initiatives	17,446	11,702	100	2,810	—	14,612	—	787	48	6,876	4,011	1,356	1,672	91	—
Strategy, Policy and Priorities	2,360	1,666	49	400	—	2,115	—	139	—	57	—	97	—	—	—
Immigration	11,849	6,625	51	1,590	—	8,266	—	406	20	3,419	1,420	1,121	—	91	—
Labour Market Programs	3,236	1,718	—	413	—	2,131	—	171	28	3,100	1,740	102	1,672	—	—
Labour Market Agreement	1	1,693	—	407	—	2,100	—	71	—	300	851	36	—	—	—
Tourism and Small Business	55,291	2,499	4	600	—	3,103	15	55	1	691	394	105	—	—	—
Tourism Marketing	26,658	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism Partnerships	18,913	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Strategy and Policy	2,319	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism Policy	980	637	—	153	—	790	—	10	—	115	5	5	—	—	—
Creative BC	2,339	94	—	23	—	117	—	—	1	—	—	—	—	—	—
Small Business	4,082	1,768	4	424	—	2,196	15	45	—	576	389	100	—	—	—
Major Investments Office	2,967	1,511	—	362	—	1,873	—	70	—	904	—	25	—	—	—
Economic Development	6,996	4,318	13	1,037	—	5,368	250	260	20	533	73	127	—	—	—
Economic Development	5,485	3,873	11	930	—	4,814	—	145	20	196	67	87	—	—	—
Mountain Pine Beetle Epidemic Response	911	445	2	107	—	554	—	65	—	75	6	20	—	—	—
BC Jobs and Investment Board	600	—	—	—	—	—	250	50	—	262	—	20	—	—	—
Transfers to Crown Corporations and Agencies	94,444	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	94,444	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,021	3,095	71	774	89	4,029	—	180	43	31	191	132	—	—	—
Ministers’ Offices	923	430	10	135	89	664	—	125	—	—	8	18	—	—	—
Corporate Services	4,098	2,665	61	639	—	3,365	—	55	43	31	183	114	—	—	—

Total	182,165	23,125	188	5,583	89	28,985	265	1,352	112	9,035	4,669	1,745	1,672	91	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Market and Immigration Initiatives	—	—	255	387	15,483	450	—	148,887	149,337	—	—	15,533	15,533	—	(15,096)	(15,096)	—	(162,621)	(162,621)	17,248
Strategy, Policy and Priorities	—	—	10	—	303	—	—	—	—	—	—	—	—	—	(57)	(57)	—	(1)	(1)	2,360
Immigration	—	—	240	387	7,104	450	—	92,842	93,292	—	—	—	—	—	(78)	(78)	—	(96,933)	(96,933)	11,651
Labour Market Programs	—	—	—	—	6,813	—	—	9,220	9,220	—	—	33	33	—	(14,961)	(14,961)	—	—	—	3,236
Labour Market Agreement	—	—	5	—	1,263	—	—	46,825	46,825	—	—	15,500	15,500	—	—	—	—	(65,687)	(65,687)	1
Tourism and Small Business	—	—	—	—	1,261	—	—	2,977	2,977	—	—	2	2	—	(15)	(15)	(2)	(3)	(5)	7,323
Tourism Marketing	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism Partnerships	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Strategy and Policy	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism Policy	—	—	—	—	135	—	—	—	—	—	—	2	2	—	—	—	(1)	(1)	(2)	925
Creative BC	—	—	—	—	1	—	—	2,208	2,208	—	—	—	—	—	—	—	—	(1)	(1)	2,325
Small Business	—	—	—	—	1,125	—	—	769	769	—	—	—	—	—	(15)	(15)	(1)	(1)	(2)	4,073
Major Investments Office	—	—	—	—	999	—	—	—	—	—	—	—	—	—	—	—	(1)	—	(1)	2,871
Economic Development	—	—	5	—	1,268	—	—	—	—	—	—	167	167	—	(1)	(1)	(1)	(1)	(2)	6,800
Economic Development	—	—	5	—	520	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,334
Mountain Pine Beetle Epidemic Response	—	—	—	—	166	—	—	—	—	—	—	166	166	—	—	—	—	—	—	886
BC Jobs and Investment Board	—	—	—	—	582	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	580
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	143,334	143,334	—	—	—	—	—	—	—	—	—	—	143,334
Destination BC Corp.	—	—	—	—	—	—	—	48,890	48,890	—	—	—	—	—	—	—	—	—	—	48,890
Industry Training Authority	—	—	—	—	—	—	—	94,444	94,444	—	—	—	—	—	—	—	—	—	—	94,444
Executive and Support Services	—	—	83	10	670	—	—	—	—	—	—	183	183	—	(1)	(1)	(1,000)	—	(1,000)	3,881
Ministers’ Offices	—	—	1	—	152	—	—	—	—	—	—	107	107	—	—	—	—	—	—	923
Corporate Services	—	—	82	10	518	—	—	—	—	—	—	76	76	—	(1)	(1)	(1,000)	—	(1,000)	2,958

Total	—	—	343	397	19,681	450	—	295,198	295,648	—	—	15,885	15,885	—	(15,113)	(15,113)	(1,004)	(162,625)	(163,629)	181,457

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Labour Programs

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	15,100	27,965	132	6,769	—	34,866	492	676	611	621	2,147	1,062	—	12	—
Employment Standards	7,833	5,753	50	1,380	—	7,183	—	200	—	—	100	254	—	—	—
Labour Relations Board	4,630	3,640	15	895	—	4,550	110	78	—	4	39	111	—	—	—
WorkSafeBC Funded Services	1	16,322	58	3,954	—	20,334	382	324	—	541	1,968	647	—	12	—
Corporate Services	2,636	2,250	9	540	—	2,799	—	74	611	76	40	50	—	—	—

Total	15,100	27,965	132	6,769	—	34,866	492	676	611	621	2,147	1,062	—	12	—

Special Account(s)

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Labour Programs

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	50	—	652	—	6,323	—	—	50	50	—	—	402	402	—	(503)	(503)	—	(26,441)	(26,441)	14,697
Employment Standards	50	—	146	—	750	—	—	—	—	—	—	—	—	—	—	—	—	(100)	(100)	7,833
Labour Relations Board	—	—	13	—	355	—	—	—	—	—	—	—	—	—	—	—	—	(275)	(275)	4,630
WorkSafeBC Funded Services	—	—	491	—	4,365	—	—	—	—	—	—	402	402	—	(1)	(1)	—	(25,099)	(25,099)	1
Corporate Services	—	—	2	—	853	—	—	50	50	—	—	—	—	—	(502)	(502)	—	(967)	(967)	2,233

Total	50	—	652	—	6,323	—	—	50	50	—	—	402	402	—	(503)	(503)	—	(26,441)	(26,441)	14,697

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF JUSTICE

($000)

VOTE 32 Attorney General Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	106,225	12,554	—	3,013	—	15,567	—	176	12	548	208	366	—	—	—
Prosecution Services	112,939	82,074	548	19,698	—	102,320	1,779	1,342	—	4,417	176	2,618	—	—	375
Court Services	96,758	65,089	888	15,866	—	81,843	2,098	1,344	—	2,516	1,784	2,903	—	—	916
Legal Services	17,600	37,428	485	9,032	—	46,945	20	856	—	34,098	658	2,069	—	127	—
Agencies, Boards and Commissions	13,295	2,622	4	629	—	3,255	891	81	—	664	32	116	—	2	—
Executive and Support Services	23,315	10,726	25	2,593	52	13,396	—	295	715	117	4,758	387	—	12	4
Minister’s Office	1,231	416	—	119	52	587	—	144	—	—	—	40	—	—	3
Corporate Services	22,084	10,310	25	2,474	—	12,809	—	151	715	117	4,758	347	—	12	1

Total	370,132	210,493	1,950	50,831	52	263,326	4,788	4,094	727	42,360	7,616	8,459	—	141	1,295

VOTE 33 Solicitor General Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	200,113	121,040	3,551	29,170	—	153,761	—	1,240	1,431	3,679	1,966	2,391	—	—	8,657
Policing and Security Programs	326,346	6,536	25	1,569	—	8,130	—	184	264	962	396	582	—	—	129
Victim Services and Crime Prevention	40,231	5,383	74	1,292	—	6,749	—	100	36	505	126	218	—	—	—
Emergency Management BC	26,769	9,742	79	2,338	—	12,159	55	256	43	6,835	447	381	—	—	39
Office of the Superintendent of Motor Vehicles	4,177	3,065	6	736	—	3,807	—	45	445	83	125	148	—	—	—
Liquor Control and Licensing	1	6,876	3	1,650	—	8,529	—	238	147	500	338	338	—	—	55
Corporate Services	14,206	8,612	20	2,075	—	10,707	—	114	213	64	1,149	472	—	—	1

Total	611,843	161,254	3,758	38,830	—	203,842	55	2,177	2,579	12,628	4,547	4,530	—	—	8,881

VOTE 34 Judiciary

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	67,041	48,905	95	11,737	—	60,737	1,803	1,424	—	228	1,450	1,450	—	3	90
Superior Courts	14,350	9,559	65	2,294	—	11,918	—	136	—	71	1,243	545	—	—	16
Provincial Courts	52,691	39,346	30	9,443	—	48,819	1,803	1,288	—	157	207	905	—	3	74

Total	67,041	48,905	95	11,737	—	60,737	1,803	1,424	—	228	1,450	1,450	—	3	90

MINISTRY OF JUSTICE

($000)

VOTE 32 Attorney General Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	56	—	655	1	2,022	158	—	93,086	93,244	—	—	59	59	—	(1,200)	(1,200)	(10)	(3,492)	(3,502)	106,190
Prosecution Services	88	—	260	300	11,355	—	—	—	—	—	—	927	927	(1,688)	—	(1,688)	—	—	—	112,914
Court Services	1,475	—	3,278	261	16,575	—	—	—	—	—	—	855	855	—	—	—	—	(2,852)	(2,852)	96,421
Legal Services	—	—	93	—	37,921	—	—	—	—	—	—	313	313	—	(67,308)	(67,308)	(290)	(10)	(300)	17,571
Agencies, Boards and Commissions	—	—	30	—	1,816	—	—	—	—	8,893	—	—	8,893	—	(1)	(1)	(1)	(667)	(668)	13,295
Executive and Support Services	—	—	1,559	636	8,483	—	—	—	—	—	—	843	843	—	(709)	(709)	(1)	(1)	(2)	22,011
Minister’s Office	—	—	5	—	192	—	—	—	—	—	—	308	308	—	—	—	—	—	—	1,087
Corporate Services	—	—	1,554	636	8,291	—	—	—	—	—	—	535	535	—	(709)	(709)	(1)	(1)	(2)	20,924

Total	1,619	—	5,875	1,198	78,172	158	—	93,086	93,244	8,893	—	2,997	11,890	(1,688)	(69,218)	(70,906)	(302)	(7,022)	(7,324)	368,402

VOTE 33 Solicitor General Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,000	—	7,254	224	27,842	—	—	37,979	37,979	—	—	182	182	—	(264)	(264)	—	(6,044)	(6,044)	213,456
Policing and Security Programs	101	—	135	4	2,757	72	—	358,660	358,732	—	—	66	66	—	(1,585)	(1,585)	(1)	(26,010)	(26,011)	342,089
Victim Services and Crime Prevention	—	—	155	—	1,140	125	12,343	30,119	42,587	—	—	—	—	(9,816)	(150)	(9,966)	—	(300)	(300)	40,210
Emergency Management BC	113	—	214	1	8,384	—	—	13,884	13,884	—	—	3	3	—	(2,572)	(2,572)	(1)	(5,121)	(5,122)	26,736
Office of the Superintendent of Motor Vehicles	—	—	29	1	876	—	—	1,901	1,901	—	—	1,603	1,603	—	(1)	(1)	(1)	(4,035)	(4,036)	4,150
Liquor Control and Licensing	196	—	49	128	1,989	—	—	—	—	—	—	873	873	—	—	—	—	(11,390)	(11,390)	1
Corporate Services	155	—	148	—	2,316	—	—	—	—	—	—	566	566	—	(713)	(713)	(1)	(1)	(2)	12,874

Total	1,565	—	7,984	358	45,304	197	12,343	442,543	455,083	—	—	3,293	3,293	(9,816)	(5,285)	(15,101)	(4)	(52,901)	(52,905)	639,516

VOTE 34 Judiciary

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	7,167	4	—	175	179	—	—	26	26	—	—	—	—	—	—	68,109
Superior Courts	4	—	400	—	2,415	—	—	—	—	—	—	17	17	—	—	—	—	—	—	14,350
Provincial Courts	66	—	249	—	4,752	4	—	175	179	—	—	9	9	—	—	—	—	—	—	53,759

Total	70	—	649	—	7,167	4	—	175	179	—	—	26	26	—	—	—	—	—	—	68,109

MINISTRY OF JUSTICE

($000)

VOTE 35 Crown Proceeding Act

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Independent Investigations Office

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefit	55	57	59	60	63	65	67	68	69
Independent Investigations Office	9,300	5,008	—	1,389	—	6,397	—	1,380	155	245	281	78	—	—	34

Total	9,300	5,008	—	1,389	—	6,397	—	1,380	155	245	281	78	—	—	34

VOTE 37 British Columbia Utilities Commission

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,651	231	682	—	3,564	436	87	—	1,612	244	249	—	25	—

Total	1	2,651	231	682	—	3,564	436	87	—	1,612	244	249	—	25	—

VOTE 38 Emergency Program Act

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,478	703	300	295	—	1,298	—	150	5	3,000	190	71	—	—	2,051

Total	14,478	703	300	295	—	1,298	—	150	5	3,000	190	71	—	—	2,051

Special Account(s)

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	466	—	112	—	578	—	43	1,873	—	24	40	—	22	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	8,893	15,409	168	3,698	—	19,275	—	133	—	2,017	1,316	624	—	14	26
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,678	15,875	168	3,810	—	19,853	—	176	1,873	2,017	1,354	705	—	36	501

MINISTRY OF JUSTICE

($000)

VOTE 35 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 36 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	270	—	613	567	3,623	—	—	—	—	—	—	80	80	—	—	—	—	—	—	10,100

Total	270	—	613	567	3,623	—	—	—	—	—	—	80	80	—	—	—	—	—	—	10,100

VOTE 37 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

Total	—	—	1	456	3,110	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

VOTE 38 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,880	—	134	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Total	1,880	—	134	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	2,002	1,282	—	—	1,282	—	—	130	130	—	—	—	—	(3,992)	(3,992)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	—	—	633	308	5,071	—	—	—	—	—	—	351	351	—	—	—	—	(15,804)	(15,804)	8,893
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	693	308	7,778	3,282	—	476	3,758	11,504	—	581	12,085	—	—	—	—	(19,796)	(19,796)	23,678

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 39 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	14,285	4,190	—	1,006	—	5,196	—	308	—	489	202	109	—	—	69
Executive and Support Services	2,036	873	20	228	52	1,173	—	124	104	292	217	331	—	—	—
Minister’s Office	—	314	—	94	52	460	—	47	—	—	9	15	—	—	—
Corporate Services	2,036	559	20	134	—	713	—	77	104	292	208	316	—	—	—

Total	16,321	5,063	20	1,234	52	6,369	—	432	104	781	419	440	—	—	69

VOTE 40 Housing

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	346,242	7,417	25	1,780	—	9,222	126	140	134	329	724	262	—	—	—
Housing	336,690	1,081	1	259	—	1,341	—	30	42	—	9	27	—	—	—
Building and Safety Policy	1,550	958	1	230	—	1,189	126	50	30	90	6	59	—	—	—
Residential Tenancy	8,002	5,378	23	1,291	—	6,692	—	60	62	239	709	176	—	—	—

Total	346,242	7,417	25	1,780	—	9,222	126	140	134	329	724	262	—	—	—

Special Account(s)

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	70	—	6,543	—	7,790	—	—	100	100	—	—	47	47	—	(1)	(1)	(1)	(1)	(2)	13,130
Executive and Support Services	—	—	42	29	1,139	—	—	—	—	—	—	258	258	—	(2)	(2)	(2)	(2)	(4)	2,564
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	528
Corporate Services	—	—	42	29	1,068	—	—	—	—	—	—	258	258	—	(1)	(1)	(1)	(1)	(2)	2,036

Total	70	—	6,585	29	8,929	—	—	100	100	—	—	305	305	—	(3)	(3)	(3)	(3)	(6)	15,694

VOTE 40 Housing

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,715	—	—	332,868	332,868	—	—	63	63	—	(1)	(1)	—	(1)	(1)	343,866
Housing	—	—	—	—	108	—	—	332,868	332,868	—	—	—	—	—	(1)	(1)	—	(1)	(1)	334,315
Building and Safety Policy	—	—	—	—	361	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
Residential Tenancy	—	—	—	—	1,246	—	—	—	—	—	—	63	63	—	—	—	—	—	—	8,001

Total	—	—	—	—	1,715	—	—	332,868	332,868	—	—	63	63	—	(1)	(1)	—	(1)	(1)	343,866

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,000	12,000	—	—	—	—	—	—	—	—	—	—	12,000

Total	—	—	—	—	—	—	—	12,000	12,000	—	—	—	—	—	—	—	—	—	—	12,000

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 41 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,663,883	79,006	—	18,961	—	97,967	—	1,275	3,349	1,337	6,692	2,991	—	—	—
Income Assistance - Program Management	115,529	79,006	—	18,961	—	97,967	—	1,275	3,349	1,337	6,692	2,991	—	—	—
Temporary Assistance	429,985	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	847,075	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	271,294	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	55,488	15,419	61	3,700	—	19,180	—	1,078	—	345	3,862	384	—	—	—
Employment Programs	55,487	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	15,419	61	3,700	—	19,180	—	1,078	—	345	3,862	384	—	—	—
Community Living British Columbia	718,777	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,751	737	23	177	—	937	496	22	—	150	12	130	—	5	—
Executive and Support Services	16,881	7,459	111	1,809	52	9,431	—	182	17	40	3,130	637	—	—	—
Minister’s Office	475	309	1	93	52	455	—	52	—	—	10	13	—	—	—
Corporate Services	16,406	7,150	110	1,716	—	8,976	—	130	17	40	3,120	624	—	—	—

Total	2,456,780	102,621	195	24,647	52	127,515	496	2,557	3,366	1,872	13,696	4,142	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	11	—	1,921	108	17,684	8,224	1,453,705	113,160	1,575,089	—	—	3,715	3,715	—	(137)	(137)	—	(10,080)	(10,080)	1,684,238
Income Assistance - Program Management	11	—	1,921	108	17,684	—	—	—	—	—	—	13	13	—	(135)	(135)	—	—	—	115,529
Temporary Assistance	—	—	—	—	—	—	381,089	—	381,089	—	—	3,101	3,101	—	(1)	(1)	—	(550)	(550)	383,639
Disability Assistance	—	—	—	—	—	—	917,575	—	917,575	—	—	1	1	—	—	—	—	(4,000)	(4,000)	913,576
Supplementary Assistance	—	—	—	—	—	8,224	155,041	113,160	276,425	—	—	600	600	—	(1)	(1)	—	(5,530)	(5,530)	271,494
Employment	192	—	—	2,440	8,301	—	—	329,640	329,640	—	—	15,065	15,065	—	(15,500)	(15,500)	—	(301,198)	(301,198)	55,488
Employment Programs	—	—	—	—	—	—	—	55,487	55,487	—	—	—	—	—	—	—	—	—	—	55,487
Labour Market Development Agreement	192	—	—	2,440	8,301	—	—	274,153	274,153	—	—	15,065	15,065	—	(15,500)	(15,500)	—	(301,198)	(301,198)	1
Community Living British Columbia	—	—	—	—	—	—	—	728,777	728,777	—	—	—	—	—	—	—	—	—	—	728,777
Employment and Assistance Appeal Tribunal	—	—	—	—	815	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	1,751
Executive and Support Services	200	—	1,543	257	6,006	—	—	—	—	—	—	1,565	1,565	—	(1)	(1)	—	(40)	(40)	16,961
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	25	25	—	—	—	—	—	—	555
Corporate Services	200	—	1,543	257	5,931	—	—	—	—	—	—	1,540	1,540	—	(1)	(1)	—	(40)	(40)	16,406

Total	403	—	3,464	2,805	32,806	8,224	1,453,705	1,171,577	2,633,506	—	—	20,345	20,345	—	(15,639)	(15,639)	—	(311,318)	(311,318)	2,487,215

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 42 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,697	19,516	227	4,765	—	24,508	—	451	119	2,087	3,585	1,170	—	20	436
Service BC Operations	16,246	13,256	173	3,262	—	16,691	—	381	2	60	548	553	—	—	26
BC Online	822	595	2	143	—	740	—	10	86	437	2,194	110	—	—	—
BC Registry Services	1	1,991	32	478	—	2,501	—	33	11	—	802	382	—	20	23
BC Stats	628	3,674	20	882	—	4,576	—	27	20	1,590	41	125	—	—	387
Office of the Chief Information Officer	12,866	9,321	50	2,236	—	11,607	—	150	1,130	1,580	1,065	444	—	—	—
Innovation and Technology	8,547	700	—	168	—	868	10	30	—	308	11	55	—	—	—
Innovation and Technology	2,397	700	—	168	—	868	10	30	—	308	11	55	—	—	—
BC Innovation Council	6,150	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	26,419	9,626	12	2,346	52	12,036	—	113	54	355	4,448	1,074	—	—	—
Minister’s Office	488	302	1	92	52	447	—	38	—	—	16	11	—	—	—
Corporate Services	25,931	9,324	11	2,254	—	11,589	—	75	54	355	4,432	1,063	—	—	—

Total	65,529	39,163	289	9,515	52	49,019	10	744	1,303	4,330	9,109	2,743	—	20	436

VOTE 43 Shared Services BC

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Logistics and Business Services	12,182	28,432	628	6,824	—	35,884	—	140	674	5,140	5,380	1,312	—	9	2,750
Integrated Workplace Solutions	264,560	13,988	34	3,357	—	17,379	—	250	300	350	200	300	—	—	22,600
Technology Solutions	161,302	27,291	253	6,984	—	34,528	—	71	1,048	1,693	172,183	575	—	—	—

Total	438,044	69,711	915	17,165	—	87,791	—	461	2,022	7,183	177,763	2,187	—	9	25,350

VOTE 44 Government Communications and Public Engagement

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications and Public Engagement	26,155	15,003	100	3,660	—	18,763	—	295	94	700	1,041	1,000	3,537	11	48
Strategic Initiatives	9,992	7,119	64	1,710	—	8,893	—	80	30	10	2,119	155	—	—	—

Total	36,147	22,122	164	5,370	—	27,656	—	375	124	710	3,160	1,155	3,537	11	48

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,259	5	9,132	—	—	—	—	—	—	862	862	—	(7,197)	(7,197)	(400)	(9,208)	(9,608)	17,697
Service BC Operations	—	—	49	—	1,619	—	—	—	—	—	—	774	774	—	(1,638)	(1,638)	(400)	(800)	(1,200)	16,246
BC Online	—	—	5	—	2,842	—	—	—	—	—	—	5	5	—	—	—	—	(2,765)	(2,765)	822
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	78	78	—	—	—	—	(5,049)	(5,049)	1
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	5	5	—	(5,559)	(5,559)	—	(594)	(594)	628
Office of the Chief Information Officer	—	—	30	—	4,399	—	—	—	—	—	—	—	—	—	(1,760)	(1,760)	(1,230)	(150)	(1,380)	12,866
Innovation and Technology	—	—	—	—	414	—	—	7,205	7,205	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	8,487
Innovation and Technology	—	—	—	—	414	—	—	1,115	1,115	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,397
BC Innovation Council	—	—	—	—	—	—	—	6,090	6,090	—	—	—	—	—	—	—	—	—	—	6,090
Executive and Support Services	9	—	59	—	6,112	—	—	6,260	6,260	—	—	1,835	1,835	—	(1)	(1)	(1)	(1)	(2)	26,240
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	45	45	—	—	—	—	—	—	559
Corporate Services	9	—	57	—	6,045	—	—	6,260	6,260	—	—	1,790	1,790	—	(1)	(1)	(1)	(1)	(2)	25,681

Total	9	—	1,348	5	20,057	—	—	13,465	13,465	—	—	2,700	2,700	—	(8,959)	(8,959)	(1,632)	(9,360)	(10,992)	65,290

VOTE 43 Shared Services BC

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Logistics and Business Services	1,995	—	491	5,515	23,406	—	—	—	—	—	—	69,508	69,508	—	(73,327)	(73,327)	(13,410)	(29,879)	(43,289)	12,182
Integrated Workplace Solutions	31	—	43,474	275,484	342,989	—	—	—	—	—	—	26,725	26,725	—	(24,003)	(24,003)	(64,200)	(38,930)	(103,130)	259,960
Technology Solutions	1	—	45,525	44	221,140	—	—	—	—	—	—	25	25	—	(70,107)	(70,107)	(13,371)	(11,356)	(24,727)	160,859

Total	2,027	—	89,490	281,043	587,535	—	—	—	—	—	—	96,258	96,258	—	(167,437)	(167,437)	(90,981)	(80,165)	(171,146)	433,001

VOTE 44 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications and Public Engagement	—	—	335	40	7,101	—	—	—	—	—	—	572	572	—	(178)	(178)	(42)	(61)	(103)	26,155
Strategic Initiatives	—	—	1,600	12	4,006	—	—	—	—	—	—	16	16	—	(2,921)	(2,921)	(1)	(1)	(2)	9,992

Total	—	—	1,935	52	11,107	—	—	—	—	—	—	588	588	—	(3,099)	(3,099)	(43)	(62)	(105)	36,147

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	10,046	53,388	77	12,812	—	66,277	—	5,935	4,152	93,856	2,662	2,080	—	10	70,328
Transportation Policy and Programs	2,470	1,723	—	413	—	2,136	—	82	20	680	12	124	—	—	—
Transportation Investments	1	46,011	52	11,042	—	57,105	—	5,454	3,923	85,551	2,412	1,626	—	8	69,868
Partnerships	1	2,856	—	685	—	3,541	—	170	199	6,960	117	77	—	2	460
Port and Airport Development	6,309	1,165	25	280	—	1,470	—	135	10	615	20	222	—	—	—
Enhancing Economic Development	1,265	1,633	—	392	—	2,025	—	94	—	50	101	31	—	—	—
Public Transportation	323,474	2,753	7	661	—	3,421	—	100	638	17,677	55	130	—	—	199,551
Public Transit	121,860	2,753	7	661	—	3,421	—	100	638	17,677	55	130	—	—	1,700
Coastal Ferry Services	201,614	—	—	—	—	—	—	—	—	—	—	—	—	—	197,851
Highway Operations	461,881	28,847	1,646	7,098	—	37,591	—	1,656	4,104	1,627	4,215	1,211	—	248	437,195
Maintenance and Operations	427,655	13,643	1,441	3,449	—	18,533	—	1,003	4,104	1,555	3,000	800	—	58	416,253
Commercial Vehicle Safety and Enforcement	23,609	14,582	205	3,500	—	18,287	—	633	—	15	1,211	400	—	190	203
Inland Ferries	10,617	622	—	149	—	771	—	20	—	57	4	11	—	—	20,739
Commercial Passenger Transportation Regulation	1,534	986	2	236	—	1,224	140	16	—	3	63	67	—	1	—
Passenger Transportation Board	489	258	—	62	—	320	140	11	—	3	9	4	—	1	—
Passenger Transportation Branch	1,045	728	2	174	—	904	—	5	—	—	54	63	—	—	—
British Columbia Pavilion Corporation	9,142	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	9,986	7,683	33	1,862	52	9,630	—	227	19	80	273	510	—	5	1
Minister’s Office	544	280	—	86	52	418	—	77	—	—	10	10	—	—	—
Corporate Services	9,442	7,403	33	1,776	—	9,212	—	150	19	80	263	500	—	5	1

Total	816,063	93,657	1,765	22,669	52	118,143	140	7,934	8,913	113,243	7,268	3,998	—	264	707,075

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	35,034	449,164	167	150	663,538	—	—	43,693	43,693	—	—	546	546	—	(1)	(1)	(729,964)	(32,656)	(762,620)	11,433
Transportation Policy and Programs	—	—	76	—	994	—	—	—	—	—	—	20	20	—	—	—	(680)	—	(680)	2,470
Transportation Investments	35,029	448,846	—	150	652,867	—	—	27,469	27,469	—	—	451	451	—	(1)	(1)	(705,975)	(31,915)	(737,890)	1
Partnerships	5	318	—	—	8,308	—	—	3,000	3,000	—	—	75	75	—	—	—	(14,182)	(741)	(14,923)	1
Port and Airport Development	—	—	—	—	1,002	—	—	13,224	13,224	—	—	—	—	—	—	—	(8,000)	—	(8,000)	7,696
Enhancing Economic Development	—	—	91	—	367	—	—	—	—	—	—	—	—	—	—	—	(1,127)	—	(1,127)	1,265
Public Transportation	105	316,012	—	—	534,268	—	—	183,935	183,935	—	—	—	—	—	(1)	(1)	(411,016)	(1)	(411,017)	310,606
Public Transit	105	316,012	—	—	336,417	—	—	183,935	183,935	—	—	—	—	—	(1)	(1)	(411,016)	(1)	(411,017)	112,755
Coastal Ferry Services	—	—	—	—	197,851	—	—	—	—	—	—	—	—	—	—	—	—	—	—	197,851
Highway Operations	2,484	72,223	4,955	719	530,637	—	—	—	—	—	—	480	480	—	(1)	(1)	(96,107)	(2,858)	(98,965)	469,742
Maintenance and Operations	—	72,223	3,969	371	503,336	—	—	—	—	—	—	300	300	—	(1)	(1)	(85,122)	(1,530)	(86,652)	435,516
Commercial Vehicle Safety and Enforcement	2,484	—	986	348	6,470	—	—	—	—	—	—	180	180	—	—	—	—	(1,328)	(1,328)	23,609
Inland Ferries	—	—	—	—	20,831	—	—	—	—	—	—	—	—	—	—	—	(10,985)	—	(10,985)	10,617
Commercial Passenger Transportation Regulation	13	—	4	—	307	—	—	—	—	—	—	5	5	—	(1)	(1)	—	(1)	(1)	1,534
Passenger Transportation Board	—	—	3	—	171	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	489
Passenger Transportation Branch	13	—	1	—	136	—	—	—	—	—	—	5	5	—	—	—	—	—	—	1,045
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	8,977	8,977	—	—	—	—	—	—	—	—	—	—	8,977
Executive and Support Services	10	—	6	—	1,131	—	—	—	—	—	—	284	284	—	(1)	(1)	(738)	(320)	(1,058)	9,986
Minister’s Office	—	—	—	—	97	—	—	—	—	—	—	29	29	—	—	—	—	—	—	544
Corporate Services	10	—	6	—	1,034	—	—	—	—	—	—	255	255	—	(1)	(1)	(738)	(320)	(1,058)	9,442

Total	37,646	837,399	5,132	869	1,729,881	—	—	236,605	236,605	—	—	1,315	1,315	—	(5)	(5)	(1,237,825)	(35,836)	(1,273,661)	812,278

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 46 Management of Public Funds and Debt

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,287,488	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,287,491	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 46 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,248,328	13,497	1,261,825	—	—	—	(4,737)	—	(4,737)	1,257,088
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,071,075	1,071,075	—	—	—	(319,699)	(751,375)	(1,071,074)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	942	942	—	—	—	—	(941)	(941)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	20,390	20,390	—	—	—	—	(20,389)	(20,389)	1

Total	—	—	—	—	—	—	—	—	—	—	1,248,328	1,105,904	2,354,232	—	—	—	(324,436)	(772,705)	(1,097,141)	1,257,091

OTHER APPROPRIATIONS

($000)

VOTE 47 Contingencies (All Ministries) and New Programs

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	300,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	240,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action and Clean Energy	40,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2010 Sports and Arts Legacy	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	300,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Capital Funding

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,061,586	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-Secondary Institutions	143,781	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	435,461	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	437,838	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	44,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,061,586	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	225,000	225,000	—	—	—	—	—	—	225,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	225,000	225,000	—	—	—	—	—	—	225,000
Climate Action and Clean Energy	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2010 Sports and Arts Legacy	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	225,000	225,000	—	—	—	—	—	—	225,000

VOTE 48 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	992,535	992,535	—	—	—	—	—	—	—	—	—	—	992,535
Post-Secondary Institutions	—	—	—	—	—	—	—	79,617	79,617	—	—	—	—	—	—	—	—	—	—	79,617
Schools	—	—	—	—	—	—	—	469,054	469,054	—	—	—	—	—	—	—	—	—	—	469,054
Health Facilities	—	—	—	—	—	—	—	414,474	414,474	—	—	—	—	—	—	—	—	—	—	414,474
Housing	—	—	—	—	—	—	—	29,390	29,390	—	—	—	—	—	—	—	—	—	—	29,390

Total	—	—	—	—	—	—	—	992,535	992,535	—	—	—	—	—	—	—	—	—	—	992,535

OTHER APPROPRIATIONS

($000)

VOTE 49 Commissions on Collection of Public Funds

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	20,679	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	13,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	1,259	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	5,025	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(20,678)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	73,231	73,231	—	—	—	—	—	—	73,231
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	67,000	67,000	—	—	—	—	—	—	67,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,259	1,259	—	—	—	—	—	—	1,259
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	3,585	3,585	—	—	—	—	—	—	3,585
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	15	15	—	—	—	—	—	—	15
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(73,231)	—	(73,231)	(73,230)

Total	—	—	—	—	—	—	—	—	—	—	—	73,232	73,232	—	—	—	(73,231)	—	(73,231)	1

OTHER APPROPRIATIONS

($000)

VOTE 50 Allowances for Doubtful Revenue Accounts

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	151,470	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	122,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,670	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	2,871	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	12,030	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(151,469)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 50 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	186,162	186,162	—	—	—	—	—	—	186,162
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	149,600	149,600	—	—	—	—	—	—	149,600
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,570	5,570	—	—	—	—	—	—	5,570
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	6,806	6,806	—	—	—	—	—	—	6,806
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	12,685	12,685	—	—	—	—	—	—	12,685
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	11,029	11,029	—	—	—	—	—	—	11,029
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(186,162)	—	(186,162)	(186,161)

Total	—	—	—	—	—	—	—	—	—	—	—	186,163	186,163	—	—	—	(186,162)	—	(186,162)	1

OTHER APPROPRIATIONS

($000)

VOTE 51 Tax Transfers

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	632,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	190,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	328,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	28,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	81,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	4,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	459,155	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	70,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	217,417	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	79,154	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	37,917	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	54,667	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,091,405	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 52 Auditor General for Local Government

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,600	690	24	166	—	880	35	120	390	650	225	300	—	—	—

Total	2,600	690	24	166	—	880	35	120	390	650	225	300	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 51 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	331,200	—	331,200	—	—	—	—	—	—	—	—	—	—	331,200
Low Income Climate Action Tax Credits	—	—	—	—	—	—	194,000	—	194,000	—	—	—	—	—	—	—	—	—	—	194,000
Sales Tax Credits	—	—	—	—	—	—	53,000	—	53,000	—	—	—	—	—	—	—	—	—	—	53,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	25,000	—	25,000	—	—	—	—	—	—	—	—	—	—	25,000
Other Personal Income Tax Credits	—	—	—	—	—	—	57,800	—	57,800	—	—	—	—	—	—	—	—	—	—	57,800
BC Family Bonus	—	—	—	—	—	—	1,400	—	1,400	—	—	—	—	—	—	—	—	—	—	1,400
Corporate Tax Transfers	—	—	—	—	—	—	503,800	—	503,800	—	—	—	—	—	—	—	—	—	—	503,800
Film and Television Tax Credits	—	—	—	—	—	—	70,000	—	70,000	—	—	—	—	—	—	—	—	—	—	70,000
Production Services Tax Credits	—	—	—	—	—	—	270,500	—	270,500	—	—	—	—	—	—	—	—	—	—	270,500
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	78,300	—	78,300	—	—	—	—	—	—	—	—	—	—	78,300
Interactive Digital Media Tax Credits	—	—	—	—	—	—	35,000	—	35,000	—	—	—	—	—	—	—	—	—	—	35,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000

Total	—	—	—	—	—	—	835,000	—	835,000	—	—	—	—	—	—	—	—	—	—	835,000

VOTE 52 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	—	—	—	—	1,720	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,600

Total	—	—	—	—	1,720	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,600

OTHER APPROPRIATIONS

($000)

VOTE 53 Environmental Appeal Board and Forest Appeals Commission

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,075	823	3	210	—	1,036	309	46	—	246	147	80	—	18	5
Environmental Appeal Board	312	—	—	—	—	—	168	16	—	105	—	15	—	8	—
Forest Appeals Commission	310	—	—	—	—	—	140	15	—	125	—	20	—	10	—
Administration and Support Services	1,453	823	3	210	—	1,036	1	15	—	16	147	45	—	—	5

Total	2,075	823	3	210	—	1,036	309	46	—	246	147	80	—	18	5

VOTE 54 Forest Practices Board

	Total
	2012/13					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,815	1,950	—	467	—	2,417	105	115	—	417	259	89	—	20	—

Total	3,815	1,950	—	467	—	2,417	105	115	—	417	259	89	—	20	—

OTHER APPROPRIATIONS

($000)

VOTE 53 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	175	1,031	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	2,075
Environmental Appeal Board	—	—	—	—	312	—	—	—	—	—	—	—	—	—	—	—	—	—	—	312
Forest Appeals Commission	—	—	—	—	310	—	—	—	—	—	—	—	—	—	—	—	—	—	—	310
Administration and Support Services	—	—	5	175	409	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	1,453

Total	—	—	5	175	1,031	—	—	—	—	—	—	10	10	—	(1)	(1)	—	(1)	(1)	2,075

VOTE 54 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2013/14
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	176	—	13	204	1,398	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

Total	176	—	13	204	1,398	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50       Base Salaries — includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51       Supplementary Salary Costs — includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52       Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54       Legislative Salaries and Indemnities — includes the cost of the annual MLA indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55       Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57       Public Servant Travel — includes travel expenses of government employees and officials on government business including prescribed allowances.

59       Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60       Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63       Information Systems — Operating — includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65       Office and Business Expenses — includes supplies and services required for the operation of offices.

67       Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68       Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69       Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70       Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72       Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73       Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75       Building Occupancy Charges — includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77       Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities, which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79       Transfers — Entitlements — includes payments to individuals, businesses, and other entities, where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80       Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS — Continued

OTHER EXPENSES

81       Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83       Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85       Other Expenses — includes expenses such as financing costs, valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86       Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88       Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89       Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue related accounts.

90       Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land              Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges) but does not include land held for resale.

LI                              Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                  Buildings — includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                     Specialized Equipment — includes the purchase or capital lease cost of heavy equipment such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                            Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                     Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info                   Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI                              Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads        Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

Queen’s Printer for British Columbia©

Victoria